UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09094

Leuthold Funds, Inc.
 (Exact name of registrant as specified in charter)

150 S. 5th Street, Suite 1700, Minneapolis, MN 55402
 (Address of principal executive offices) (Zip code)

John Mueller
Leuthold Weeden Capital Management
150 S. 5th Street, Suite 1700, Minneapolis, MN 55402
 (Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

Annual Report
September 30, 2018

The Leuthold Funds

Leuthold Core Investment Fund
Retail Class Shares    LCORX
Institutional Class Shares    LCRIX

Leuthold Global Fund
Retail Class Shares    GLBLX
Institutional Class Shares    GLBIX

Leuthold Select Industries Fund    LSLTX

Leuthold Global Industries Fund
Retail Class Shares    LGINX
Institutional Class Shares    LGIIX

Grizzly Short Fund    GRZZX

The Leuthold Funds

The Leuthold Funds

Dear Fellow Shareholders:

A year ago, the bull market was characterized as the “most hated” in history. This was evidenced by an obsession with “safety-first” equity investments and the absence of “cocktail-party buzz” ever since the bull market began over nine years earlier. However, we were seeing signs last year that the public-participation phase was underway, probably having begun (with the clarity of hindsight) way back on election night 2016. There was little evidence that tighter policy had yet adversely affected either the economy or the stock market. Many economic measures were not just making “cycle highs,” but 17- and 18-year highs. From a technical point of view, there were “new highs all around,” across all capitalization tiers, including nearly all breadth measures, and throughout the bellwether indicators that would typically be the forerunners to signal impending weakness.

In late 2017, market strength pushed several key valuation measures up to new bull market extremes and, although we anticipated cracks to develop in 2018, cyclical and technical conditions suggested valuations had room to move higher. Our tactical asset allocation funds were therefore bullishly positioned with net equity exposure of 62%—near the maximum level of 70% allowed per strategy guidelines. The global equity-market rally did indeed accelerate, and most major indices made new all-time highs. The synchronized global economic expansion continued to broaden out, and anemic inflation capped the rise in global interest rates. A crucial tax reform bill was passed in the U.S., further fueling optimism and animal spirits.

Set up for perfection, 2018 started off with markets at full throttle and stocks climbed even higher in January. The headlines didn’t deliver, however, and volatility returned to the equity market in a big way. An escalated deterioration of several economic and monetary factors drove our stock market analysis down to a neutral reading, hence, on January 25th, Leuthold tactical asset allocation funds reduced net equities down to 58% from 67%, a day in advance of the major market indexes once again setting new highs on January 26th. But, trade wars, tech regulation concerns, and rising interest rates slapped the market back into reality; the S&P 500 and MSCI ACWI pulled back by -10% and -8%, respectively, between late January and early February.

In March, our quantitatively-driven assessment regarding the outlook for stocks moved down to negative territory for the first time in two years and our tactical asset allocation funds reduced net equity exposure further, closing the month at 42-43%. Through March, gains produced by Leuthold Funds’ domestically-oriented tactical asset allocation fund and U.S.-traded long-equity fund were striking against the backdrop of losses experienced by most major indexes and peer-fund groups. Aligning with the market downtrend, both of Leuthold Funds’ globally-leaning strategies bore losses.

Continued economic growth, domestically, was given a shot in the arm by corporate tax cuts, and U.S. stocks staged a rebound in the months to follow, while international developed markets turned in lackluster performance and emerging markets performed poorly. The threat of a trade war was the dominant market theme and a big surge in the U.S. dollar also drove return differences. While volatility was lower across most asset classes, the macro headwind of central-bank liquidity reduction remained. Mega-cap growth stocks prolonged their rally while cheap stocks lagged.

In August, the S&P 500 fully erased the loss experienced from its nine-day swoon of late January to early February and it proceeded to advance even further in September, making a fresh all-time high. September’s stock market highs, however, were accompanied by something that the index highs of January 26th were not afflicted by: signs of internal distribution. Earlier in 2018, the market could alternatively be characterized as “divergent,” “disjointed,” or maybe even “discombobulated,” yet

The Leuthold Funds - 2018 Annual Report   1

despite enormous performance disparities—between the U.S. and the rest of the world, growth stocks versus value stocks, and momentum relative to ‘everything else’—the stock market still could not be dubbed “distributive” due to persistent strength in mid caps, small caps, advance/decline lines, and equal-weighted versions of major indexes. Contrary to that general strength of earlier-year market action, in late September, mid caps and small caps did hit air pockets, and breadth figures at September’s scattered highs in the DJIA and S&P 500 were exceptionally poor.

September’s brand-new signs of internal weakness prompted us to trim our tactical asset allocation funds’ net equity exposure to 40% in early October. Are we jumping the gun? Chart 1 illustrates that the “tape” has not exactly collapsed. Only two of the eight bellwethers shown had issued “official” warnings (i.e., failing to make a bull market high in the month leading up to the most recent S&P 500 high). Nevertheless, the combination of a full-employment U.S. economy, continued (and accelerating) global monetary tightening, and extremely high U.S. valuations suggest there’s substantial risk in waiting for “too much” market confirmation. There have been other times when the “tape” neglected to provide much forewarning—such as 1987 (Chart 2). In the coming fiscal year, we anticipate added market volatility, more risk than reward, and those invested solely in passively-managed funds to become acquainted with the reality of downside—the depths of which Leuthold Funds’ actively-managed strategies intend to bypass.

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ANNUAL PERFORMANCE REVIEW

Tactical Asset Allocation—Domestic & Global Funds
One year ago, the Leuthold Core Investment Fund and Leuthold Global Fund were positioned with relatively aggressive net equity exposure of 62%. Even though our market analysis was firmly positive, extremely high stock market valuations were an impetus to keep exposure below the Funds’ maximum stock-allocation guideline of 70%. Entering 2018, market momentum indicators began to deteriorate, which steered incremental reductions to stock market exposure; by the end of March, both tactical asset allocation funds’ net equities had been scaled back to 42%. The Leuthold Global Fund’s equity reductions were accomplished by adding to the equity hedge while the Leuthold Core Investment Fund, in addition to increasing the equity hedge, sold stocks related to its Emerging Market allocation. During the remainder of the fiscal year, both Funds remained defensively positioned in the range of 42-45%.

For the fiscal year, the Leuthold Core Investment Fund posted a +3.23% total return (retail share class). Its peer group, Morningstar Tactical Allocation, bested the Fund with a total return of +5.60%. When evaluating against the fully-invested S&P 500 benchmark (+17.91% total return), the Fund substantially underperformed.

The Leuthold Global Fund produced a -0.67% total return (retail share class) for the fiscal year. The Fund trailed its peer-fund category, the Morningstar World Allocation average (+3.46% total return) by over 400 basis points. Compared to the fully-invested MSCI All Country World Index (ACWI) +9.77% total return, the Fund underperformed by over a 10% spread.

Indeed, holding net equity exposure roughly 55% less than the fully-invested benchmarks for two-thirds of the year partially accounts for the Leuthold Core Investment and Leuthold Global Funds’ performance disparities versus the S&P 500 and MSCI ACWI. Lower equity exposure, however, was ancillary to lagging results. There were deeper undercurrents behind the breadth of the Funds’ wide underperformance gaps which revolved around an abnormal reversal of momentum and value factor dynamics. This was a two-fold blow, agitating both the long stock and the short-stock investments. The Leuthold Core Investment Fund and Leuthold Global Fund were likewise negatively impacted in varying amounts by their foreign stock market coverage, which did not share the same degree of upside as major U.S. stock market indexes.

Long Equity Exposure
Over the last twelve months, the average monthly long-stock exposure in the Leuthold Core Investment Fund and Leuthold Global Fund was 63% and 62%, respectively. Of the portfolios’ sub-asset classes, this was the best performing component for the fiscal year. Reflecting the domination of U.S. stock performance versus foreign stock performance, there was a sizeable difference between the two Funds’ equity results; the domestically-oriented Leuthold Core Investment Fund’s equities (+7.99%) performed considerably better than that of the more globally-concentrated Leuthold Global Fund’s equity performance (+2.57%). Specifics related to each Fund’s long-stock performance dynamics are to follow under the heading, “Long Equity Exposure—Domestic & Global Funds.”

Supplementing its U.S.-traded equities, the Leuthold Core Investment Fund began the fiscal year with a long-equity allocation to Emerging Market (EM) stocks; this exposure provided additive performance during the first four months. In early 2018, an internally-tracked model gauging the strength of foreign developed markets/emerging markets began to deteriorate, and due to that, the EM allocation in the Leuthold Core Investment Fund was cut in half during April and finally eliminated in July. The segment experienced a loss of nearly 11% from April through June, reversing the gain captured earlier, and then some. Ultimately, due to its small weight, this partial-year EM equity slice had little impact on full-year results. At this time, EM valuations are attractive compared to the U.S. market, yet relative strength and earnings expectations have both worsened. We don’t believe a

The Leuthold Funds - 2018 Annual Report   3

true reversal in fortune for EM stocks will occur until a cyclical bear market erupts in the U.S. The Leuthold Core Investment Fund will be receptive to again commence investment here when our models indicate that an attractive entry point has been established.

Equity Hedge
Although our stock market outlook was essentially positive at the beginning of the fiscal year, the Leuthold Core Investment Fund and Leuthold Global Fund each maintained an equity hedge throughout the full twelve months. Initially, the hedge was employed as a defensive measure because several key valuation gauges had reached new extremes for the cycle, and long-term forecasts looked weak. From October through January, this was a 7% allocation, on average. In late January, deterioration across several economic and attitudinal inputs convinced us to become more cautious and the equity hedge was therefore upped to 14% between February and March; this served to reduce net equity exposure to about 42%. Reflecting our still-negative outlook for stocks, the hedge was maintained at that level, on average, through fiscal year end.

In a rising market scenario, such as the last twelve months, we presume the equity hedge will be largely subtractive; the intent is to diminish volatility and potentially add some value on the downside, in the case of intermittent market distress. The hedge was constructive in the midst of the sharp decline in early 2018, but following that correction, as overvalued growth stocks continued to get even pricier throughout the summer, the hedge detracted from performance. The losses from this allocation were intensified due to the impact of low-quality (and expensive) momentum stocks leading the upside—these are the type of stocks the short-selling strategy targets. This action amplified losses in the equity-hedge position. For the fiscal year, the negative return from this allocation resulted in a deduction to performance of 2% and 1%, respectively, for the Leuthold Core Investment Fund and Leuthold Global Fund.

Fixed Income
The Leuthold tactical asset allocation funds were underweight fixed income all year, with a 20-21% average weight (versus their customary 30% minimum levels), and the duration was kept at the short end of the scale. Assets were dispensed across securities containing varying risk profiles and exposures. Developed Market Sovereign Debt was the largest subclass at a 12% average weight; Quality Corporate Bonds, Emerging Market Sovereign Debt, and TIPS were the other main components held during the year, with small weights of 5%, 2%, and 1%, respectively. None of the positions had a measurable impact on performance during this fiscal year.

Looking ahead, for the first time in many years, we expect to see rising interest rates across the maturity spectrum which will create more attractive opportunities among fixed income securities. This should allow the Funds to boost exposure in this asset class and generate more measurable levels of income.

Commodities
Worries about inflation pressures heating up while the Fed is seemingly overly fixated on still well-behaved wage inflation figures, rising interest expenses, and commodities on the upswing all motivated the introduction of a 2% position in commodities during May. The holding offers economic exposure to an assorted basket of heavily-traded commodities in the energy, industrial metals, precious metals, and agriculture sectors. We’re not anticipating substantial upside here. Commodities provide the Leuthold tactical asset allocation funds with more diversification and the likelihood for measured gains. Investors putting all their eggs into U.S. equities will likely be disappointed in the next two-to-three years (and probably sooner). Over the short holding period through September 30th, the Funds’ commodities allocations were down slightly, although the size of the positions was too small to influence fiscal year performance.

4   The Leuthold Funds - 2018 Annual Report

Long Equity Exposure—Domestic & Global Funds
Leuthold Select Industries (SI) Fund and Leuthold Global Industries (GI) Fund are fully-invested stock portfolios. Both strategies use the firm’s decades old group-based investment research—a top-down methodology which, firstly, identifies industry groups that appear poised to become market leaders in the given environment, and next, invests in a selection of representative stocks that are highly attractive using a disciplined and quantitative value-oriented process. The archetype, Leuthold Select Industries Fund, became available in mutual fund format in June 2000; it is the domestic version and employs U.S.-traded securities. Global market exposure can also be gained in the SI Fund through foreign companies that list their stocks domestically via American Depositary Shares/Receipts (ADS/ADR). As world equity-market correlations strengthened throughout the decade, we saw the opportunity to extend our group-based investing to the global level, and The Leuthold Global Industries Fund was introduced in May 2010. The GI Fund aims to invest at least 40% of assets in stocks traded on global exchanges outside the U.S.

For the fiscal year ended September 30, 2018, the Leuthold Select Industries Fund had a total return of +8.89%; it underperformed its peer category, Morningstar Mid Cap Blend (+11.68% total return), and the tech-stock powered +17.91% total return of the S&P 500. The Leuthold Global Industries Fund produced a +0.95% total return (retail share class), which trailed both the MSCI ACWI and the Morningstar World Large Stock peer category (+9.77% and +8.87% total returns, respectively).

An uncharacteristic reversal of dynamics between momentum and value factors has been a big burden for many equity funds this year, ours included. Our equity strategies focus on less expensive, high-quality companies within industry groups that have good price and growth trends, and which trade at reasonable valuations. Over time that works very well; however, from January through September 2018, expensive lower-quality momentum stocks outperformed the cheapest stocks by almost 40%. This market attribute in 2018 was the prominent factor behind the Leuthold Select Industries Fund’s relative underperformance compared to the S&P 500; Leuthold Global Industries Fund was obstructed by the same element and had the added unfavorable effect of its international-predisposition, which did not possess the same strength that advanced the U.S. stock market.

Equity Sector And Industry Group Drivers
The Leuthold Select Industries and Leuthold Global Industries Funds’ portfolio construction will have disproportionate broad sector and industry group weights versus the benchmarks. The quantitative methodology intends to identify themes in a position to expand market leadership and/or uphold ongoing strength while avoiding those that may be prone to weakness based on the underlying investment-market backdrop. Selectively concentrating exposures is typically a very effective tactic to add alpha over the long term.

Over the last twelve months, the top two performing equity sectors were Consumer Discretionary and Information Technology (IT). These were the two largest allocations in both the Leuthold Select Industries Fund and Leuthold Global Industries Fund and each contained overweight exposures compared to the benchmarks. The Consumer Discretionary allocation was 29% and 17%, respectively, in the Leuthold Select Industries Fund and Leuthold Global Industries Fund, while Information Technology was held at average weights of 28% and 23%, respectively. Rightly possessing overweight allocations in the best performing sectors is a testament to the effectiveness of the Funds’ sector-rotation approach. Under normal circumstances, this dynamic should translate to impressive outperformance, but this year the underlying holdings in these two sectors contributed the worst relative performance of all the Funds’ sector allocations. The strangely-deficient results of the two Funds’ Consumer Discretionary and IT exposures, versus the benchmarks, was in large part the result of a lack of exposure to industries containing the year’s U.S.-headline dynamo

The Leuthold Funds - 2018 Annual Report   5

stocks, including the FAANG segment and others related to the Social/Mobile/Cloud crusade. Additionally, there was poor performance on an absolute basis from some of the industries that the Funds did have exposure to within the related sectors. These included IT stock positions from Semiconductor Equipment (both Funds), Semiconductors (GI Fund), Electronic Manufacturing Services (SI Fund), and Electronic Equipment & Instruments (GI Fund).

The Health Care (HC) sector was the third largest exposure in the Leuthold Select Industries Fund during the year and it was the third best performing equity sector; its overweight position (18% versus 14% in the S&P 500) was an advantage as it outperformed the benchmark’s corresponding HC allocation by over 200 basis points. The quantitative model correctly recognized continued leadership among the HC segment and thereby directed the SI Fund to retain heavy exposure. Contrary to the circumstances revolving around the Fund’s Consumer Discretionary and IT holdings, in this case the Fund’s productive results reflect the expected benefit of having a large allocation to one of the best performing sectors. Among the SI Fund holdings, stocks from Managed HC and HC Facilities drove performance. The Leuthold Global Industries Fund had a lower weight of 9% within the global Health Care sector (primarily via the Managed HC and HC Equipment & Supplies groups), which ranked as its fifth heaviest sector weighting. This was a smaller position than that of the MSCI ACWI. The globally-traded HC groups produced a positive return for the GI Fund but were not additive against the benchmarks’ exposure, which was ahead by about 50 basis points.

The Financials sector was underweight the benchmarks, in both the SI Fund (12% of assets versus S&P 500’s 15%) and GI Fund (15% of assets versus MSCI ACWI’s 17%). In the SI Fund this sector was a neutral influence; strong stock selection within the Investment Banking & Brokerage group far outperformed that of the S&P 500’s related exposure, while a big SI Fund overweight to poorly performing U.S. Life & Health Insurance stocks detracted to an equitable degree. The GI Fund’s Financials exposure, on the other hand, had additive results from its allocations to the globally-traded Investment Banking & Brokerage and Life & Health Insurance groups; this served to offset the GI Fund’s outsized loss from an overweight exposure in Emerging Diversified Banks. Overall, during the last twelve months, Financials exposure in the GI Fund matched the performance of the benchmark’s corresponding segment.

Energy was held just above a market weight (6.6% of assets on average) in the GI Fund over the last twelve months and contributed similar results as the MSCI ACWI benchmark allocation. The global group exposure to Oil & Gas Refining/Marketing and Coal & Consumable Fuels outperformed, while the Fund’s selection of global stocks within Oil & Gas Exploration/Production was poor. The SI Fund did not have exposure to the relatively strong-performing domestic Energy sector during the fiscal year. However, it’s noteworthy that the 14% twelve-month gain in Energy was entirely attributable to the period from April through June, hence the sector’s results are fairly misleading, and it wasn’t necessarily a disadvantage that our equity-model disciplines did not find domestic Energy stocks appealing for investment.

The GI Fund held a large overweight position to the global Materials sector (16% of assets versus 5% MSCI ACWI), while the SI Fund’s 1.7% allocation was about one percent less than the S&P 500’s weight. The GI Fund benefited from its substantial Materials weight through the industry investments of Paper & Forest Products and Steel—both were large overweights (nearly 11% of assets collectively). These groups combined to contribute 120 basis points to return versus the benchmark’s 11 basis points earned from its minuscule 0.64% exposure to the same groups. Offsetting those global Materials groups’ gains by about 60 basis points was an overweight position in Commodity Chemicals. Domestically, the SI Fund’s minimal exposure to Steel and Forest Products did not materially impact its fiscal year results.

Superior group selection within the Industrials sector (average 9% weight versus 10% S&P 500 weight) provided outstanding results in our domestically-traded SI Fund, which had overweight allocations specifically to Human Resources & Employment Services and Railroads. Together, these two SI Fund groups accounted for a gain of about 150 basis points versus 35 basis points

6   The Leuthold Funds - 2018 Annual Report

achieved by the S&P 500’s corresponding group exposure of less than 1%. The globally-traded GI Fund’s Industrials sector exposure (7% versus 11% for the MSCI ACWI), attained through investments in Transportation Infrastructure and Airlines, did not substantively add nor detract from its fiscal year results.

The Communication Services sector (3% weight versus 4% MSCI ACWI) was valued added for the GI Fund; it held just one underlying industry, Developed Wireless Telecom Services. By avoiding other groups in this sector, the GI Fund bested the benchmark by 50 basis points. For the domestically-oriented SI Fund, the Communication Services sector was immaterial, both in portfolio weight and performance-wise.

Industry groups within Consumer Staples, Real Estate, and Utilities sectors were universally absent from the “Attractive” rankings of our quantitative scoring system throughout the year. There was therefore little-to-no-exposure in either the SI Fund or the GI Fund, and where present, the performance effect thereof was not of consequence.

Foreign/Global Exposure Attribution
With both Funds, concentrations in developed market and emerging market stocks are predominantly arbitrary, the result of: 1) the composition of the groups identified as quantitatively attractive; and, 2) valuation appeal based on the quantitative stock-selection model. Some industries are inclined to have a stronger presence in developed markets versus emerging markets, and vice versa.

Although not part of the strategy objective, the domestically-traded Leuthold Select Industries Fund can, at times, have significant foreign stock exposure which is obtained through ADR/ADS traded on U.S. exchanges. The level thereof, be it minimal or extensive, has the potential to materially affect SI Fund performance, both on an absolute basis and relative to the S&P 500, because foreign stock markets do not perform in lock-step with the U.S. During the fiscal year, there was a 10% weight, on average, to foreign exposure in the SI Fund and it was not advantageous. This was composed of a 70/30 mix in developed markets (ex-USA) and emerging markets, respectively. As illustrated by the MSCI ACWI Ex-USA and the MSCI EM index returns of just +1.76% and -0.81%, respectively, compared to the S&P 500 +17.91% twelve-month return through September 30th, the SI Fund’s foreign-domiciled holdings negatively contributed to its overall underperformance gap.

Leuthold Global Industries Fund aims to have a minimum of 40% in foreign stock exposure; however, specific countries or regions are not explicitly targeted. Rather, the quantitative approach builds the portfolio by selecting stocks from across the globe that appear to best characterize the industry concentrations that the disciplines identify as having the most attractive growth potential. During the last twelve months, on average, U.S. stocks comprised 44% of portfolio assets; developed market stocks (ex-USA) incorporated 38% of assets, and emerging market stocks consisted of an 11% weight. The most notable transformation occurred between the U.S. and emerging market weights. Through the course of the year, U.S. exposure declined from 49% to 39%, whereas stocks comprising emerging markets climbed from 13% to 21%. From a country perspective, the GI Fund’s U.S. stock exposure was the most positive contributor to return. The corresponding U.S. allocation in the MSCI ACWI was a larger position of 51%; it outperformed the Fund’s holdings by about 650 basis points. The GI Fund’s most productive foreign country allocations were Japan, Australia, and Finland, which combined to add 230 basis points, and each outperformed its respective country position in the MSCI ACWI. The largest country detractors for the GI Fund were South Korea, Taiwan, Switzerland, Hong Kong, and Turkey; all of these positions had losses and underperformed the benchmark’s corresponding allocations, which had gains, indicating the Fund’s selection of industries/stocks was substandard. Overall, the

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GI Fund had exposure to 34 countries during the year, the majority of which had flat performance year-over-year and contributed little—either positively or negatively—to fiscal year results.

With regards to the potential risk of currency fluctuations, the Leuthold Global Industries Fund does not implement special practices to circumvent the possibility of unfavorable effects. Some funds employ costly currency-hedging programs, but there is no assurance that such campaigns will be additive to performance. The Leuthold Global Industries Fund does, however, attempt to identify and capitalize on broad FX-market trends through a U.S. dollar-based relative strength component, which is incorporated in the model. This year, strength in the U.S. dollar created a headwind for global equity portfolios, like ours, that do not hedge currency exposure. On an absolute return basis, the last twelve months’ effect of a stronger U.S. dollar undermined the Fund’s return by around 1%. When considered relative to the MSCI ACWI, the currency impact detracted by a much more subdued 40 basis points. This was a reversal of conditions in the prior fiscal year, when weakness in the U.S. dollar added some tailwind. In general, the forces behind U.S. dollar strength/weakness should equalize over time.

Short-Only Equity Fund
100% short individual stocks, the Grizzly Short Fund’s goal is to profit when stock prices decline. For the fiscal year ended September 30, 2018, it produced a -17.83% total return; this was ahead of its peer group average, the Morningstar Bear Market fund category, which returned -19.14%. The Grizzly Short Fund trailed the inverse results of the S&P MidCap 400 (+14.21% total return) and was on par with the inverse S&P 500 (+17.91% total return).

Equity Sector And Industry Group Drivers
Three-quarters of the Grizzly Short Fund’s sector allocations detracted from performance. The heaviest portfolio allocation, Information Technology (18% average weight), was the worst performer by far, dragging down results by over 650 basis points. The underlying IT industries that detracted the most were stocks sold short from Application Software, Internet Software & Services, Semiconductors, and Systems Software.

Health Care was the second worst performing sector for the Fund; it detracted over 350 basis points from return and underperformed the S&P 500 HC sector by 100 basis points. The Fund’s relative underperformance, despite containing only about one-half the weight of the benchmark (8% versus S&P 500 sector weight of 14%), indicates the Fund’s quantitative selection with identifying vulnerable HC-industry stocks was not constructive. Specifically, stocks from the industries of HC Equipment and HC Technology provided most of the sector’s negative contribution.

Consumer Discretionary (13% weight) and Industrials (12% weight) detracted from return by nearly 300 basis points apiece. Consumer Discretionary, however, was 60 basis points additive over the S&P 500 sector, while Industrials underperformed the corresponding S&P 500 sector by 160 basis points. Groups that caused the biggest negative impact within these allocations were Household Appliances, Internet & Direct Marketing Retail, Restaurants, Construction/Engineering, Construction/Machinery/ Heavy Trucks, Industrial Machinery, and Trucking.

A 9% weight in the Energy sector and a 4% weight in Real Estate (overweights versus the benchmark’s sector allocations) further pulled down the fiscal year return by over 260 basis points; they also underperformed their respective S&P 500 sectors’ losses by about 170 basis points. Poor results were almost entirely due to multiple stock positions from Oil & Gas Exploration/Production and the Specialized REITs group.

8   The Leuthold Funds - 2018 Annual Report

Positions within Financials and Utilities sectors had annual average weights on par with the S&P 500 sectors, 14% and 3%, respectively. Each contributed a comparable loss which combined to detract from performance by about 55 basis points. Within these sector exposures, Regional Banks, Reinsurance, Water Utilities, and Electric Utilities contributed the most on the downside.

Materials, Communication Services, and Consumer Staples sectors were constructive allocations during the year and collectively produced a small absolute positive contribution to return of 95 basis points. The respective S&P 500 sectors all had losses, thus comparatively, the Fund’s positions in these sectors also outperformed from a relative perspective, by 138 basis points. It’s worth mentioning that, over the last twelve months, these three sectors were the worst performers among S&P 500 sectors; hence, the presence of these concentrations in the Fund’s portfolio of stocks sold short speaks to the effectiveness of the quantitative approach employed to detect stock market weakness. The most productive industry positions among these sector allocations were Packaged Foods & Meats, Commodity Chemicals, Specialty Chemicals, Fertilizer & Agricultural Chemicals, and Alternative Carriers.

Often the Grizzly Short Fund contains well-defined sector overweights and/or underweights due to the disciplines either identifying mutual weakness across an industry—which results in an overweight exposure—or industries exhibiting stock market strength—which materializes as underweight, or zero exposure in the portfolio. Because the S&P 500 maintains a static allocation to industries/sectors, regardless of shifting market weakness and strength, we expect such Grizzly Short Fund/S&P 500 sector deviations to eventually result in a meaningful advantage for the Fund. Needless to say, outsized sector/group wagers in the Fund can also be upended and become a detriment during times of short-term reshuffling of leadership or inexplicably powerful market reversals.

The Grizzly Short Fund is a quantitative methodology for identifying mid/large cap stocks with ample liquidity that appear to be overvalued and, therefore, vulnerable to decline in price; the strategy does not attempt to identify “terminal shorts” —public companies which may be on the brink of collapse or failure. Portfolio stock positions are closely monitored intra-day and high turnover should be expected. As noted, sector concentrations and industry group compositions have the potential to fluctuate considerably, unlike the S&P 500 sector/group weights. Fund safeguards include specific procedures that trigger short-covering action to lock in certain gains and/or stop losses, while sector and sub-industry group concentrations utilize weighting controls to avoid the susceptibility of overexposure. In addition, the Fund’s individual stock positions are similarly weighted across the portfolio; it’s therefore unlikely that a select few stocks could have an overwhelming effect on performance, as can occur in a cap-weighted index—illustrated this year by the gains in Amazon, Apple, and Microsoft which were responsible for 37% of the S&P 500 YTD return through September 30th.

It should go without saying, bull markets are not conducive to short selling, and this year was no exception. Multiple new market highs, passive management outperforming active management, and low-quality momentum stocks crushing inexpensive value stocks made the last twelve months ever- more challenging for the Grizzly Short Fund. At present, our quantitative analysis implies that we have entered a phase that will be difficult for the stock market. If that is correct, the Grizzly Short Fund’s opportunities will surely multiply. If we have indeed entered the bear market stage of this cycle, the Fund should be in a solid position to attempt to secure strong additive returns to counterbalance recent years’ losses, as well as assemble a positive performance cushion against the unavoidable setbacks of the bull market next in line.

The Leuthold Funds - 2018 Annual Report   9

Fake-Out Or Break-Out?
Life was simpler in 2017. Markets were in gear on the upside, our monetary measures were bullish, tax cuts were in the offing, and the only tariff in sight was the one imposed on those pesky Canadian-softwood producers. And stocks were… well, a bit less overvalued than they are now. The weight of the evidence was decisively bullish one year ago.

Today, our stock market disciplines are negative and, as of late October, our Leuthold tactical asset allocation funds are positioned with very defensive net equity exposure of 36%. The rally off the early-2018 lows has been disjointed (if not conventionally narrow) and even as the S&P 500 climbed to a new bull market high on September 20th, our stock market analysis continued to deteriorate—a negative sign. On the whole, our disciplines advise that we treat the September break-out as a potential head-fake.

Perhaps it’s pure coincidence, but the last three “recession-induced” bear markets (1990, 2000, and 2007) all suffered a final correction similar in size to that seen in the S&P 500 earlier this year. The market recovered more quickly in all three cases than it did this year, but the relief turned out to be short-lived. In each case, a bear market loomed within either a few days (2007) or weeks (1990 and 2000), and recessions eventually followed.

We think the odds are better-than-even that the S&P 500 high on September 20th will stand as the stock market peak for 2018, and perhaps the ultimate top for this extraordinary bull market that began back in 2009. Supplementary evidence that the long-forgotten bear may be emerging from hibernation are the “bear paw prints” on four relative performance ratios. These series represent the enduring leadership themes that have defined this cyclical bull market: growth over value, U.S. over foreign, financial over real assets and, obviously, momentum over ‘everything else.’ Yes, there have been occasional interruptions within these themes during the course of the bull run, but each managed to eventually reassert itself and, fittingly, become even more dominant as the bull persevered.

While the bull might be able to deal with the loss of one or two of these long-term themes, we don’t think it can survive losing them all. The relative strength of momentum stocks has broken below its 200-day moving average, suggesting the bear has already claimed one of its ringleaders. Additional failures among these ratios would be viewed as more paw prints corroborating the bear’s revival.

We’d be more definitive that a new bear market is underway had there been more of the traditional signs of market fracturing leading up to last month’s high, but we won’t obsess over the absence of such warnings. The catalyst for market weakness is the decline in accommodation by the Fed and other central banks, and the pace of this tightening has been accelerating. Furthermore, the technical backdrop has been worsening and key trend measures have broken down; in our view, if one has the flexibility to manage stock market exposure, the proper position is a very defensive one.

10   The Leuthold Funds - 2018 Annual Report

It will be some time before we’ll know whether or not our current cautionary stance toward stocks is warranted. In the interim, we’ll rely on our market disciplines to guide us, and portfolios will be adjusted where appropriate to position shareholder assets with the investment vehicles that we believe fit the conditions to deliver the desired outcomes. We endeavor to preserve shareholder principal and minimize losses in the case of a down market and, when the stock market looks attractive based on our measures, we strive to accrue gains and growth of capital. As fellow shareholders, having your best interests at heart and our own best interests at heart is not mutually exclusive; we work hard to achieve the best possible results, given the circumstances, for us all.

Sincerely,

Doug Ramsey, CFA, CMT
CIO & Co-Portfolio Manager

Chun Wang, CFA, PRM	Jun Zhu, CFA	Greg Swenson, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Kristen Perleberg, CFA
Co-Portfolio Manager

The Leuthold Funds - 2018 Annual Report   11

The Leuthold Funds

Expense Examples – September 30, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2018 – September 30, 2018).

Actual Expenses

The first line of the following tables provide information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Global Industries Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following examples. The examples include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	The Leuthold Funds - 2018 Annual Report

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class - LCORX

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period* April 1, 2018 - September 30, 2018
Actual**	$1,000.00	$991.80	$7.14
Hypothetical (5% return before expenses)***	1,000.00	1,017.90	7.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.43%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $5.94 and the Fund’s annualized expense ratio would be 1.19%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $6.02 and the Fund’s annualized expense ratio would be 1.19%

Leuthold Core Investment Fund - Institutional Class - LCRIX

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period* April 1, 2018 - September 30, 2018
Actual**	$1,000.00	$992.30	$6.59
Hypothetical (5% return before expenses)***	1,000.00	1,018.45	6.68

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $5.44 and the Fund’s annualized expense ratio would be 1.09%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $5.52 and the Fund’s annualized expense ratio would be 1.09%.

Leuthold Global Fund - Retail Class - GLBLX

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period* April 1, 2018 - September 30, 2018
Actual**	$1,000.00	$961.20	$9.78
Hypothetical (5% return before expenses)***	1,000.00	1,015.09	10.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $8.26 and the Fund’s annualized expense ratio would be 1.68%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $8.49 and the Fund’s annualized expense ratio would be 1.68%.

Leuthold Global Fund - Institutional Class - GLBIX

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period* April 1, 2018 - September 30, 2018
Actual**	$1,000.00	$963.30	$7.92
Hypothetical (5% return before expenses)***	1,000.00	1017.00	8.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.61%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $6.40 and the Fund’s annualized expense ratio would be 1.30%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $6.58 and the Fund’s annualized expense ratio would be 1.30%.

The Leuthold Funds - 2018 Annual Report	13

The Leuthold Funds
Expense Example Tables (Unaudited) (continued)

Leuthold Select Industries Fund - Retail Class - LSLTX

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period* April 1, 2018 - September 30, 2018
Actual	$1,000.00	$1,033.60	$7.65
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.

Leuthold Global Industries Fund - Retail Class - LGINX

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period* April 1, 2018 - September 30, 2018
Actual	$1,000.00	$967.40	$7.40
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.

Leuthold Global Industries Fund - Institutional Class - LGIIX

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period* April 1, 2018 - September 30, 2018
Actual	$1,000.00	$968.70	$6.17
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.

Grizzly Short Fund - Retail Class - GRZZX

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period* April 1, 2018 - September 30, 2018
Actual**	$1,000.00	$886.00	$12.67
Hypothetical (5% return before expenses)***	1,000.00	1,011.63	13.51

*	Expenses are equal to the Fund’s annualized expense ratio of 2.68%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $7.47 and the Fund’s annualized expense ratio would be 1.58%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $7.99 and the Fund’s annualized expense ratio would be 1.58%.

14	The Leuthold Funds - 2018 Annual Report

The Leuthold Funds
(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings
 September 30, 2018

Leuthold Global Fund
Allocation of Portfolio Holdings
 September 30, 2018

^	Amount is less than 0.05%.
Reflected as a percent of absolute value of investments and securities sold short.
The Leuthold Funds - 2018 Annual Report	15

The Leuthold Funds
(Unaudited)

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2018*

Leuthold Global Industries Fund
Allocation of Portfolio Holdings
September 30, 2018*

*	Excludes short-term investments less than 5% of net assets.
**
For presentation purposes, the Fund has grouped some of the industry classifications. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

Reflected as a percent of absolute value of investments and securities sold short.

16	The Leuthold Funds - 2018 Annual Report

The Leuthold Funds
(Unaudited)

Grizzly Short Fund
Allocation of Securities Sold Short
 September 30, 2018

Reflected as a percent of absolute value of investments and securities sold short.
The Leuthold Funds - 2018 Annual Report	17

Leuthold Core Investment Fund - Retail Class - LCORX
(Unaudited)

Average Annual Rate of Return For Periods Ended
 September 30, 2018

	1 Year	3 Year	5 Year	10 Year	Since Inception

Leuthold Core Investment Fund - Retail Class - LCORX	3.23%	6.29%	6.85%	6.00%	8.35%
Lipper Flexible Portfolio Fund Index	5.89%	9.25%	6.35%	7.28%	6.49%
S&P 500 Index	17.91%	17.31%	13.95%	11.97%	9.23%
Morningstar Tactical Allocation Index	5.60%	7.02%	4.66%	5.96%	5.21%
Bloomberg Barclays Global Aggregate Index	(1.32)%	1.98%	0.75%	2.89%	2.29%

A $10,000 investment in the Leuthold Core Investment Fund – Retail Class - LCORX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Index is comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

This chart assumes an initial gross investment of $10,000 made on November 20, 1995 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

18	The Leuthold Funds - 2018 Annual Report

Leuthold Core Investment Fund - Institutional Class - LCRIX
(Unaudited)

Average Annual Rate of Return For Periods Ended
 September 30, 2018

	1 Year	3 Year	5 Year	10 Year	Since Inception

Leuthold Core Investment Fund - Institutional Class - LCRIX	3.35%	6.43%	6.96%	6.12%	5.63%
Lipper Flexible Portfolio Fund Index	5.89%	9.25%	6.35%	7.28%	5.80%
S&P 500 Index	17.91%	17.31%	13.95%	11.97%	8.99%
Morningstar Tactical Allocation Index	5.60%	7.02%	4.66%	5.96%	3.41%
Bloomberg Barclays Global Aggregate Index	(1.32)%	1.98%	0.75%	2.89%	3.39%

A $1,000,000 investment in the Leuthold Core Investment Fund – Institutional Class - LCRIX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Index is comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

This chart assumes an initial gross investment of $1,000,000 made on January 31, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2018 Annual Report	19

Leuthold Global Fund - Retail Class - GLBLX
(Unaudited)

Average Annual Rate of Return For Periods Ended
 September 30, 2018

	1 Year	3 Year	5 Year	10 Year	Since Inception

Leuthold Global Fund - Retail Class - GLBLX	(0.67)%	4.27%	3.78%	6.21%	4.50%
MSCI ACWI	9.77%	13.40%	8.67%	8.19%	6.17%
Bloomberg Barclays Global Aggregate Index	(1.32)%	1.98%	0.75%	2.89%	2.44%
S&P 500 Index	17.91%	17.31%	13.95%	11.97%	10.67%

A $10,000 investment in the Leuthold Global Fund - Retail Class - GLBLX

The MSCI ACWI (All Country World Index) is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on July 1, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

20	The Leuthold Funds - 2018 Annual Report

Leuthold Global Fund - Institutional Class - GLBIX
(Unaudited)

Average Annual Rate of Return For Periods Ended
 September 30, 2018

	1 Year	3 Year	5 Year	10 Year	Since Inception

Leuthold Global Fund - Institutional Class - GLBIX	(0.43)%	4.53%	4.01%	6.45%	4.55%
MSCI ACWI	9.77%	13.40%	8.67%	8.19%	5.27%
Bloomberg Barclays Global Aggregate Index	(1.32)%	1.98%	0.75%	2.89%	2.29%
S&P 500 Index	17.91%	17.31%	13.95%	11.97%	9.73%

A $1,000,000 investment in the Leuthold Global Fund - Institutional Class - GLBIX

The MSCI ACWI (All Country World Index) is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made onApril 30, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2018 Annual Report	21

Leuthold Select Industries Fund - LSLTX
(Unaudited)

Average Annual Rate of Return For Periods Ended
 September 30, 2018

	1 Year	3 Year	5 Year	10 Year	Since Inception

Leuthold Select Industries Fund - LSLTX	8.89%	10.97%	11.56%	8.44%	8.09%
Russell 2000 Index	15.24%	17.12%	11.07%	11.11%	8.08%
Lipper Multi-Cap Core Funds Index	15.25%	15.49%	11.76%	11.13%	5.92%
S&P 500 Index	17.91%	17.31%	13.95%	11.97%	5.80%

A $10,000 investment in the Leuthold Select Industries Fund - LSLTX

The Russell 2000 Index is comprised of approximately 2000 of the smallest companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization.

The Lipper Multi-Cap Core Funds Index is an average of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on June 19, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

22	The Leuthold Funds - 2018 Annual Report

Leuthold Global Industries Fund - Retail Class - LGINX
(Unaudited)

Average Annual Rate of Return For Periods Ended
 September 30, 2018

	1 Year	3 Year	5 Year	Since Inception

Leuthold Global Industries Fund - Retail Class - LGINX	0.95%	8.01%	6.53%	9.16%
MSCI ACWI	9.77%	13.40%	8.67%	9.77%
Lipper Global Multi-Cap Value Index	5.18%	10.78%	6.52%	9.03%
S&P 500 Index	17.91%	17.31%	13.95%	14.26%

A $10,000 investment in the Leuthold Global Industries Fund - Retail Class - LGINX

The MSCI ACWI (All Country World Index) is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on May 17, 2010 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2018 Annual Report	23

Leuthold Global Industries Fund - Institutional Class - LGIIX
(Unaudited)

Average Annual Rate of Return For Periods Ended
 September 30, 2018

	1 Year	3 Year	5 Year	Since Inception

Leuthold Global Industries Fund - Institutional Class - LGIIX	1.17%	8.27%	6.79%	9.45%
MSCI ACWI	9.77%	13.40%	8.67%	9.77%
Lipper Global Multi-Cap Value Index	5.18%	10.78%	6.52%	9.03%
S&P 500 Index	17.91%	17.31%	13.95%	14.26%

A $1,000,000 investment in the Leuthold Global Industries Fund - Institutional Class - LGIIX

The MSCI ACWI (All Country World Index) is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

The Lipper Global Multi-Cap Value Index is an index that measures investment in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Typically this index has 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on May 17, 2010 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

24	The Leuthold Funds - 2018 Annual Report

Grizzly Short Fund - GRZZX
(Unaudited)

Average Annual Rate of Return For Periods Ended
 September 30, 2018

	1 Year	3 Year	5 Year	10 Year	Since Inception

Grizzly Short Fund - GRZZX	(17.83)%	(17.96)%	(12.47)%	(16.92)%	(8.21)%
Lipper Dedicated Short Bias	(18.06)%	(23.19)%	(19.35)%	(20.35)%	n/a*
S&P MidCap 400 Index	14.21%	15.68%	11.91%	12.49%	9.40%
S&P 500 Index	17.91%	17.31%	13.95%	11.97%	5.80%

A $10,000 investment in the Grizzly Short Fund - GRZZX

The Lipper Dedicated Short Bias Funds Index is an equally weighted representation of funds in the Lipper Dedicated Short Bias category. These funds employ a hedge fund strategy that maintains a net short exposure to the market through a combination of short and long positions. A dedicated short bias investment strategy attempts to capture profits when the market declines, by holding investments that are overall biased to the short side.

The S&P MidCap 400 Index is a capitalization-weighted index, which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on June 19, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*Index was introduced in July 2003.	The Leuthold Funds - 2018 Annual Report	25

The Leuthold Funds
Statements of Assets and Liabilities
September 30, 2018

	Leuthold Core Investment Fund		Leuthold Global Fund		Leuthold Select Industries Fund
ASSETS:
Investments, at cost
Unaffiliated Securities	$786,315,052	*	$88,532,136	*	$14,384,129
Affiliated Securities	24,721,848		—		—
Total Investments, at cost	811,036,900		88,532,136		14,384,129

Investments, at fair value
Unaffiliated Securities	897,340,301		92,413,122		18,147,472
Affiliated Securities	24,151,976		—		—
Total Investments, at fair value	921,492,277		92,413,122		18,147,472
Foreign currency (cost $0, $114,719, and $0, respectively)	—		114,617		—
Receivable for Fund shares sold	560,287		11,033		—
Receivable for investments sold	52,120,856		7,413,295		1,369,607
Collateral at broker for securities sold short	120,187,945		12,192,043		—
Tri-party collateral held at custodian	20,000,001		2,200,001		—
Interest receivable	885,475		98,919		82
Dividends receivable	297,739		272,857		10,550
Securities lending income receivable	75,690		6,909		—
Other assets	193,596		25,791		11,288
Total Assets	1,115,813,866		114,748,587		19,538,999

LIABILITIES:
Securities sold short, at fair value (proceeds $120,163,825, $12,161,374, and $0, respectively)	118,227,168		11,893,558		—
Collateral received for securities loaned	106,078,956		12,218,224		—
Payable for investments purchased	52,394,129		7,308,235		1,367,352
Payable for Fund shares redeemed	209,257		301,047		—
Payable to Adviser	625,655		61,831		9,428
Payable to Custodian	61,844		26,760		5,458
Payable to Directors	42,305		4,711		960
Dividends payable on securities sold short	368,264		3,750		—
Distribution (Rule 12b-1) fees payable	—		60,910		—
Shareholder servicing fees payable	76,777		—		3,754
Accrued expenses and other liabilities	470,275		118,403		40,115
Total Liabilities	278,554,630		31,997,429		1,427,067
NET ASSETS	$837,259,236		$82,751,158		$18,111,932

* Includes loaned securities with market value of:	$103,834,675		$11,900,300		n/a

26	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2018

	Leuthold Core Investment Fund		Leuthold Global Fund		Leuthold Select Industries Fund
NET ASSETS CONSIST OF:
Capital stock	$652,745,224		$73,564,244		$13,279,126
Total distributable earnings	184,514,012		9,186,914		4,832,806
Total Net Assets	$837,259,236		$82,751,158		$18,111,932

Retail Class Shares
Net assets	$403,095,456		$18,362,218		$18,111,932
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	19,664,008		2,014,623		663,131
Net Asset Value, Redemption Price, and Offering Price Per Share	$20.50	**	$9.11	**	$27.31

Institutional Class Shares
Net assets	$434,163,780		$64,388,940		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	21,152,356		6,973,013		n/a
Net Asset Value, Redemption Price, and Offering Price Per Share	$20.53	**	$9.23	**	n/a

** Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	27

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2018

	Leuthold Global Industries Fund	Grizzly Short Fund
ASSETS:
Investments, at cost	$9,568,025	$81,840,809

Investments, at fair value	10,420,676	81,840,809
Cash	—	—
Foreign currency (cost $27,183, and $0, respectively)	27,158	—
Receivable for Fund shares sold	550	179,998
Receivable for investments sold	1,126,091	—
Collateral at broker for securities sold short	—	96,900,383
Tri-party collateral held at custodian	—	15,000,001
Interest receivable	149	125,060
Dividends receivable	36,219	—
Receivable from Advisor	8,049	—
Other assets	17,234	137,234
Total Assets	11,636,126	194,183,485

LIABILITIES:
Securities sold short, at fair value (proceeds $0 and $98,232,054, respectively)	—	94,949,790
Payable for investments purchased	1,132,904	—
Payable for Fund shares redeemed	—	12,347
Payable to Adviser	—	100,653
Payable to Custodian	17,776	3,802
Payable to Directors	538	5,346
Dividends payable on securities sold short	—	59,683
Distribution (Rule 12b-1) fees payable	4,315	—
Shareholder servicing fees payable	—	15,064
Accrued expenses and other liablities	40,836	88,043
Total Liabilities	1,196,369	95,234,728
NET ASSETS	$10,439,757	$98,948,757

28	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2018

	Leuthold Global Industries Fund		Grizzly Short Fund
NET ASSETS CONSIST OF:
Capital stock	$8,581,697		$345,858,908
Total distributable earnings	1,858,060		(246,910,151)
Total Net Assets	$10,439,757		$98,948,757

Retail Class Shares
Net assets	$1,798,973		$98,948,757
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	106,480		5,606,226
Net Asset Value, Redemption Price, and Offering Price Per Share	$16.90	*	$17.65

Institutional Class Shares
Net assets	$8,640,784		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	507,644		n/a
Net Asset Value, Redemption Price, and Offering Price Per Share	$17.02	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	29

The Leuthold Funds
Statements of Operations
For the Year Ended September 30, 2018

	Leuthold Core Investment Fund (Consolidated)	Leuthold Global Fund (Consolidated)	Leuthold Select Industries Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $203,161, $102,481, and $5,327 respectively)	$8,743,673	$1,314,941	$280,012
Interest income	4,819,401	535,615	2,847
Income from securities lending, net	569,102	115,946	—
Total investment income	14,132,176	1,966,502	282,859

EXPENSES:
Investment advisory fees (Note 3)	7,760,732	870,449	191,086
Administration fees	381,326	48,714	11,928
Transfer agent fees (Note 5)	406,337	84,709	9,732
Legal fees	61,522	15,556	846
Audit fees	80,414	55,800	22,467
Fund accounting fees	150,987	29,977	7,027
Custody fees	150,727	78,432	17,714
Shareholder servicing fees - Retail Class (Note 5)	465,162	—	21,950
Registration fees	47,243	34,168	23,618
Report to shareholders	99,182	10,619	3,147
Directors’ fees	150,749	16,542	3,543
Distribution (Rule 12b-1) fees - Retail Class (Note 4)	—	54,750	—
Other	50,285	7,515	1,721
Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	9,804,666	1,307,231	314,779
Dividends and interest on securities sold short	1,618,670	202,486	—
Reimbursement from Adviser (Note 3)	—	—	(28,151)
Total expenses	11,423,336	1,509,717	286,628
NET INVESTMENT INCOME (LOSS)	2,708,840	456,785	(3,769)

30	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2018

	Leuthold Core Investment Fund (Consolidated)	Leuthold Global Fund (Consolidated)	Leuthold Select Industries Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Unaffiliated investments	$101,520,475	$8,195,370	$1,713,475
Investment companies	1,688,710	215,609	—
Realized gain distributions from investment companies	13,006	—	—
Securities sold short	(17,787,037)	(1,271,901)	—
Foreign currency and foreign currency translation	(809,780)	(124,598)	(72)
Net unrealized appreciation (depreciation) during the period on:
Unaffiliated investments	(59,780,155)	(7,195,469)	(242,617)
Affiliated investments	(626,180)	—	—
Investment companies	(3,503,883)	(386,250)	—
Securities sold short	2,749,947	425,573	—
Foreign currency and foreign currency translation	1,632,915	(472,167)	3
Net realized and unrealized gain (loss) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	25,098,018	(613,833)	1,470,789
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,806,858	$(157,048)	$1,467,020

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	31

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2018

	Leuthold Global Industries Fund	Grizzly Short Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $18,928 and $0, respectively)	$236,632	$3,805
Interest income	1,596	3,470,988
Total investment income	238,228	3,474,793

EXPENSES:
Investment advisory fees (Note 3)	109,612	2,066,552
Administration fees	10,391	73,458
Transfer agent fees (Note 5)	19,710	55,331
Legal fees	3,692	13,719
Audit fees	22,391	22,391
Fund accounting fees	11,784	27,220
Custody fees	38,719	10,204
Shareholder servicing fees - Retail Class (Note 5)	—	171,616
Registration fees	36,752	32,141
Report to shareholders	1,052	25,474
Directors’ fees	1,954	27,123
Distribution (Rule 12b-1) fees - Retail Class (Note 4)	5,034	—
Other	2,045	12,336
Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	263,136	2,537,565
Dividends and interest on securities sold short	—	1,831,337
Reimbursement from Adviser (Note 3)	(121,088)	—
Total expenses	142,048	4,368,902
NET INVESTMENT INCOME (LOSS)	$96,180	$(894,109)

32	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2018

	Leuthold Global Industries Fund	Grizzly Short Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$1,002,895	$—
Investment companies	24,675	—
Securities sold short	—	(35,514,168)
Foreign currency and foreign currency translation	(3,664)	—
Net unrealized appreciation (depreciation) during the period on:
Investments	(867,450)	—
Investment companies	(6,794)	—
Securities sold short	—	2,114,602
Foreign currency and foreign currency translation	(102,111)	—
Net realized and unrealized gain (loss) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	47,551	(33,399,566)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$143,731	$(34,293,675)

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	33

Leuthold Core Investment Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2018 (Consolidated)		Year Ended September 30, 2017 (Consolidated)
OPERATIONS:
Net investment income	$2,708,840		$2,042,175
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	84,625,374		34,676,117
Net unrealized appreciation (depreciation) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(59,527,356)		74,483,445
Net increase in net assets from operations	27,806,858		111,201,737

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(15,722,617	)(1)	(2,558,952)
Distributions - Institutional Class	(13,500,115	)(2)	(2,118,972)
Total distributions	(29,222,732)		(4,677,924)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	49,574,688		47,009,722
Proceeds from shares sold - Institutional Class	99,394,031		74,784,361
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	14,973,202		2,441,849
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	11,741,082		1,831,572
Cost of shares redeemed - Retail Class*	(125,626,684)		(171,719,259)
Cost of shares redeemed - Institutional Class**	(61,432,479)		(114,514,807)
Net decrease in net assets from capital share transactions	(11,376,160)		(160,166,562)

TOTAL DECREASE IN NET ASSETS:	(12,792,034)		(53,642,749)
NET ASSETS
Beginning of year	850,051,270		903,694,019
End of year(3)	$837,259,236		$850,051,270

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	2,391,128		2,470,375
Shares sold - Institutional Class	4,806,861		3,863,613
Shares issued to holders in reinvestment of dividends - Retail Class	734,892		134,342
Shares issued to holders in reinvestment of dividends - Institutional Class	575,096		99,015
Shares redeemed - Retail Class	(6,082,213)		(9,045,976)
Shares redeemed - Institutional Class	(2,972,534)		(6,185,014)
Net decrease in shares outstanding	(546,770)		(8,663,645)

* Net of redemption fees of (Retail Class):	$299		$440
** Net of redemption fees of (Institutional Class):	$262		$105

(1)	Includes net investment income distributions of $994,349 and net realized gain distributions of $14,728,268.
(2)	Includes net investment income distributions of $1,280,447 and net realized gain distributions of $12,219,668.
(3)	Including accumulated net investment income (loss) of $(253,927) and $1,613, respectively.

34	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2018 (Consolidated)		Year Ended September 30, 2017 (Consolidated)
OPERATIONS:
Net investment income	$456,785		$617,980
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	7,014,480		8,856,902
Net unrealized appreciation (depreciation) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(7,628,313)		2,276,979
Net increase (decrease) in net assets from operations	(157,048)		11,751,861

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(2,138,468	)(1)	(3,355,947)
Distributions - Institutional Class	(6,753,470	)(2)	(8,432,637)
Total distributions	(8,891,938)		(11,788,584)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	2,028,207		4,096,510
Proceeds from shares sold - Institutional Class	15,052,597		8,483,230
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	2,063,968		2,988,956
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	6,015,022		7,307,081
Cost of shares redeemed - Retail Class*	(7,608,038)		(60,927,741)
Cost of shares redeemed - Institutional Class**	(28,405,896)		(41,921,745)
Net decrease in net assets from capital share transactions	(10,854,140)		(79,973,709)

TOTAL DECREASE IN NET ASSETS:	(19,903,126)		(80,010,432)
NET ASSETS
Beginning of year	102,654,284		182,664,716
End of year(3)	$82,751,158		$102,654,284

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	211,107		439,767
Shares sold - Institutional Class	1,553,258		895,830
Shares issued to holders in reinvestment of dividends - Retail Class	219,621		341,205
Shares issued to holders in reinvestment of dividends - Institutional Class	632,740		824,956
Shares redeemed - Retail Class	(807,863)		(6,375,412)
Shares redeemed - Institutional Class	(2,952,591)		(4,426,522)
Net decrease in shares outstanding	(1,143,728)		(8,300,176)

* Net of redemption fees of (Retail Class):	$205		$289
** Net of redemption fees of (Institutional Class):	$2		$2,022

(1)	Includes net investment income distributions of $40,766 and net realized gain distributions of $2,097,702.
(2)	Includes net investment income distributions of $223,632 and net realized gain distributions of $6,529,838.
(3)	Including accumulated net investment income of $9,798 and $19,636, respectively.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	35

Leuthold Select Industries Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2018		Year Ended September 30, 2017
OPERATIONS:
Net investment loss	$(3,769)		$(11,542)
Net realized gain on investments	1,713,403		1,184,413
Net unrealized appreciation (depreciation) on investments	(242,614)		1,625,084
Net increase in net assets from operations	1,467,020		2,797,955

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(741,441	)(1)	—
Total distributions	(741,441)		—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,024,392		3,207,231
Proceeds from shares issued to holders in reinvestment of dividends	712,871		—
Cost of shares redeemed	(9,396,776)		(3,590,211)
Net increase (decrease) in net assets from capital share transactions	2,340,487		(382,980)

TOTAL INCREASE IN NET ASSETS:	3,066,066		2,414,975
NET ASSETS
Beginning of year	15,045,866		12,630,891
End of year(2)	$18,111,932		$15,045,866

CHANGES IN SHARES OUTSTANDING:
Shares sold	412,330		134,033
Shares issued to holders in reinvestment of dividends	27,474		—
Shares redeemed	(348,325)		(152,339)
Net increase (decrease) in shares outstanding	91,479		(18,306)

(1)	Includes net investment income distributions of $5,625 and net realized gain distributions of $735,816.
(2)	Including accumulated net investment loss of $(24,117) and $(14,651), respectively.

36	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2018		Year Ended September 30, 2017
OPERATIONS:
Net investment income	$96,180		$98,988
Net realized gain on investments, investment companies, and foreign currency and foreign currency translation	1,023,906		955,551
Net unrealized appreciation (depreciation) on investments, investment companies, and foreign currency and foreign currency translation	(976,355)		945,616
Net increase in net assets from operations	143,731		2,000,155

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(158,928	)(1)	(74,190)
Distributions - Institutional Class	(727,913	)(2)	(389,253)
Total distributions	(886,841)		(463,443)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	199,182		131,335
Proceeds from shares sold - Institutional Class	2,578,836		1,183,211
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	155,751		72,780
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	706,923		374,587
Cost of shares redeemed - Retail Class*	(375,877)		(357,409)
Cost of shares redeemed - Institutional Class	(3,015,381)		(3,643,282)
Net increase (decrease) in net assets from capital share transactions	249,434		(2,238,778)

TOTAL DECREASE IN NET ASSETS:	(493,676)		(702,066)
NET ASSETS
Beginning of year	10,933,433		11,635,499
End of year(3)	$10,439,757		$10,933,433

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	11,384		8,038
Shares sold - Institutional Class	143,418		72,895
Shares issued to holders in reinvestment of dividends - Retail Class	8,884		4,869
Shares issued to holders in reinvestment of dividends - Institutional Class	40,111		24,828
Shares redeemed - Retail Class	(21,491)		(22,437)
Shares redeemed - Institutional Class	(168,743)		(229,142)
Net increase (decrease) in shares outstanding	13,563		(140,949)

* Net of redemption fees of (Retail Class):	$3		$—

(1)	Includes net investment income distributions of $19,880 and net realized gain distributions of $139,048.
(2)	Includes net investment income distributions of $76,679 and net realized gain distributions of $651,234.
(3)	Including accumulated net investment income of $94,340 and $84,921, respectively.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	37

Grizzly Short Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2018	Year Ended September 30, 2017
OPERATIONS:
Net investment loss	$(894,109)	$(3,377,479)
Net realized loss on securities sold short and foreign currency and foreign currency translation	(35,514,168)	(28,568,686)
Net unrealized appreciation on securities sold short and foreign currency and foreign currency translation	2,114,602	4,861,667
Net decrease in net assets from operations	(34,293,675)	(27,084,498)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	136,445,760	224,754,923
Cost of shares redeemed	(208,901,601)	(170,183,996)
Net increase (decrease) in net assets from capital share transactions	(72,455,841)	54,570,927

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(106,749,516)	27,486,429
NET ASSETS
Beginning of year	205,698,273	178,211,844
End of year(1)	$98,948,757	$205,698,273

CHANGES IN SHARES OUTSTANDING:
Shares sold	24,912,796	37,475,246
Shares redeemed	(57,577,260)	(28,097,409)
Net increase (decrease) in shares outstanding	(32,664,464)	9,377,837

(1)	Including accumulated net investment loss of $(270,968) and $(2,164,686), respectively.

38	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund - Retail - LCORX

Financial Highlights

	Year Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)	Year Ended September 30, 2015 (Consolidated)	Year Ended September 30, 2014 (Consolidated)
Per Share Data(1):
Net asset value, beginning of year	$20.54	$18.06	$18.44	$18.85	$18.29

Income (loss) from investment operations:
Net investment income (loss) (2)	0.05	0.04	(0.01)	(0.01)	0.01
Net realized and unrealized gain on investments and securities sold short	0.61	2.53	0.32	0.76	2.02
Total from investment operations	0.66	2.57	0.31	0.75	2.03

Less distributions:
From net investment income	(0.05)	(0.01)	—	(0.03)	(0.21)
From net realized gain	(0.65)	(0.08)	(0.69)	(1.13)	(1.26)
Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.70)	(0.09)	(0.69)	(1.16)	(1.47)
Net asset value, end of year	$20.50	$20.54	$18.06	$18.44	$18.85

Total Return	3.23%	14.31%	1.76%	4.03%	11.49%

Supplemental data and ratios:
Net assets, end of year	$403,095,456	$464,660,913	$524,731,192	$564,608,599	$569,237,299
Ratio of expenses to average net assets (4)	1.38%	1.21%	1.29%	1.30%	1.28%
Ratio of net investment income (loss) to average net assets (5)	0.26%	0.20%	(0.08)%	(0.05)%	0.04%
Portfolio turnover rate (6)	79.00%	52.36%	109.32%	78.96%	80.65%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.19% for the year ended September 30, 2018, 1.19% for the year ended September 30, 2017, 1.17% for the year ended September 30, 2016, 1.16% for the year ended September 30, 2015, and 1.15% for the year ended September 30, 2014.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	39

Leuthold Core Investment Fund - Institutional - LCRIX

Financial Highlights

	Y ear Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)	Year Ended September 30, 2015 (Consolidated)	Year Ended September 30, 2014 (Consolidated)
Per Share Data(1):
Net asset value, beginning of year	$20.56	$18.08	$18.43	$18.85	$18.28

Income from investment operations:
Net investment income (2)	0.08	0.06	0.01	0.01	0.03
Net realized and unrealized gain on investments and securities sold short	0.60	2.53	0.33	0.74	2.03
Total from investment operations	0.68	2.59	0.34	0.75	2.06

Less distributions:
From net investment income	(0.06)	(0.03)	—	(0.04)	(0.23)
From net realized gain	(0.65)	(0.08)	(0.69)	(1.13)	(1.26)
Redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—
Total distributions	(0.71)	(0.11)	(0.69)	(1.17)	(1.49)
Net asset value, end of year	$20.53	$20.56	$18.08	$18.43	$18.85

Total Return	3.35%	14.43%	1.93%	4.03%	11.66%

Supplemental data and ratios:
Net assets, end of year	$434,163,780	$385,390,357	$378,962,827	$293,666,347	$276,568,913
Ratio of expenses to average net assets (4)	1.27%	1.10%	1.17%	1.20%	1.18%
Ratio of net investment income to average net assets (5)	0.37%	0.30%	0.04%	0.05%	0.14%
Portfolio turnover rate (6)	79.00%	52.36%	109.32%	78.96%	80.65%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.08% for the year ended September 30, 2018, 1.08% for the year ended September 30, 2017, 1.05% for the year ended September 30, 2016, 1.06% for the year ended September 30, 2015, and 1.06% for the year ended September 30, 2014.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

40	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund - Retail - GLBLX

Financial Highlights

	Year Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)	Year Ended September 30, 2015 (Consolidated)	Year Ended September 30, 2014 (Consolidated)
Per Share Data(1):
Net asset value, beginning of year	$10.05	$9.86	$10.03	$11.29	$11.65
Income (loss) from investment operations:
Net investment income (loss) (2)	0.03	0.04	(0.01)	(0.03)	0.03
Net realized and unrealized gain (loss) on investments and securities sold short	(0.07)	1.02	0.21	(0.11)	0.83
Total from investment operations	(0.04)	1.06	0.20	(0.14)	0.86

Less distributions:
From net investment income	(0.02)	—	—	(0.03)	(0.08)
From net realized gain	(0.88)	(0.87)	(0.37)	(1.09)	(1.14)
Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.90)	(0.87)	(0.37)	(1.12)	(1.22)
Net asset value, end of year	$9.11	$10.05	$9.86	$10.03	$11.29

Total Return	(0.67)%	12.02%	1.89%	(1.41)%	7.68%

Supplemental data and ratios:
Net assets, end of year	$18,362,218	$24,040,140	$78,743,516	$95,026,857	$130,838,148
Ratio of expenses to average net assets (4)	1.75%	1.56%	1.82%	1.71%	1.65%
Ratio of net investment income (loss) to average net assets (5)	0.28%	0.38%	(0.15)%	(0.29)%	0.25%
Portfolio turnover rate (6)	79.09%	63.13%	102.93%	78.37%	71.63%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.54% for the year ended September 30, 2018, 1.56% for the year ended September 30, 2017, 1.61% for the year ended September 30, 2016, 1.54% for the year ended September 30, 2015, and 1.53% for the year ended September 30, 2014.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	41

Leuthold Global Fund - Institutional - GLBIX

Financial Highlights

	Year Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)	Year Ended September 30, 2015 (Consolidated)	Year Ended September 30, 2014 (Consolidated)
Per Share Data(1):
Net asset value, beginning of year	$10.16	$9.95	$10.10	$11.34	$11.69
Income (loss) from investment operations:
Net investment income (loss) (2)	0.05	0.06	0.01	(0.01)	0.05
Net realized and unrealized gain (loss) on investments and securities sold short	(0.07)	1.03	0.21	(0.11)	0.84
Total from investment operations	(0.02)	1.09	0.22	(0.12)	0.89

Less distributions:
From net investment income	(0.03)	(0.01)	—	(0.03)	(0.10)
From net realized gain	(0.88)	(0.87)	(0.37)	(1.09)	(1.14)
Redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—
Total distributions	(0.91)	(0.88)	(0.37)	(1.12)	(1.24)
Net asset value, end of year	$9.23	$10.16	$9.95	$10.10	$11.34

Total Return	(0.43)%	12.28%	2.18%	(1.30)%	7.95%

Supplemental data and ratios:
Net assets, end of year	$64,388,940	$78,614,144	$103,921,200	$218,497,272	$231,615,536
Ratio of expenses to average net assets (4)	1.50%	1.36%	1.57%	1.50%	1.44%
Ratio of net investment income (loss) to average net assets (5)	0.53%	0.58%	0.10%	(0.09)%	0.45%
Portfolio turnover rate (6)	79.09%	63.13%	102.93%	78.37%	71.63%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)
The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.29% for the year ended September 30, 2018, 1.36% for the year ended September 30, 2017, 1.36% for the year ended September 30, 2016, 1.33% for the year ended September 30, 2015, and 1.33% for the year ended September 30, 2014.

(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

42	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund - LSLTX

Financial Highlights

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data(1):
Net asset value, beginning of year	$26.32	$21.41	$21.27		$20.02	$16.82
Income (loss) from investment operations:
Net investment loss(2)	(0.01)	(0.02)	(0.00	)(3)	(0.03)	(0.07)
Net realized and unrealized gain on investments	2.28	4.93	0.45		1.28	3.27
Total from investment operations	2.27	4.91	0.45		1.25	3.20

Less distributions:
From net investment income	(0.01)	—	(0.03)		—	—
From net realized gain	(1.27)	—	(0.28)		—	—
Total distributions	(1.28)	—	(0.31)		—	—

Net asset value, end of year	$27.31	$26.32	$21.41		$21.27	$20.02

Total Return	8.89%	22.93%	2.09%		6.24%	19.02%

Supplemental data and ratios:
Net assets, end of year	$18,111,932	$15,045,866	$12,630,891		$12,624,145	$14,977,451
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.65%	1.80%	1.72%		1.73%	1.68%
After expense reimbursement or recovery	1.50%	1.50%	1.50%		1.50%	1.58%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.17)%	(0.39)%	(0.20)%		(0.35)%	(0.44)%
After expense reimbursement or recovery	(0.02)%	(0.09)%	0.02%		(0.12)%	(0.34)%
Portfolio turnover rate	104.00%	62.72%	118.26%		77.42%	66.79%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment loss per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	43

Leuthold Global Industries Fund - Retail - LGINX

Financial Highlights

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data(1):
Net asset value, beginning of year	$18.13	$15.64	$15.76	$16.54	$14.89
Income (loss) from investment operations:
Net investment income (2)	0.12	0.12	0.12	0.04	0.08
Net realized and unrealized gain (loss) on investments	0.09	3.01	0.41	(0.46)	1.68
Total from investment operations	0.21	3.13	0.53	(0.42)	1.76

Less distributions:
From net investment income	(0.17)	(0.07)	(0.07)	(0.05)	(0.11)
From net realized gain	(1.27)	(0.57)	(0.58)	(0.31)	—
Redemption fees	0.00 (3)	—	—	0.00 (3)	0.00 (3)
Total distributions	(1.44)	(0.64)	(0.65)	(0.36)	(0.11)
Net asset value, end of year	$16.90	$18.13	$15.64	$15.76	$16.54

Total Return	0.95%	20.90%	3.24%	(2.61)%	11.78%

Supplemental data and ratios:
Net assets, end of year	$1,798,973	$1,952,884	$1,833,241	$5,015,722	$11,351,746
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.60%	2.66%	2.35%	2.04%	2.06%
After expense reimbursement or recovery	1.50%	1.50%	1.50%	1.50%	1.72%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.43)%	(0.43)%	(0.10)%	(0.29)%	0.18%
After expense reimbursement or recovery	0.67%	0.73%	0.75%	0.24%	0.52%
Portfolio turnover rate	101.26%	87.41%	110.53%	95.84%	107.17%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.

44	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund - Institutional - LGIIX

Financial Highlights
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data(1):
Net asset value, beginning of year	$18.22	$15.70	$15.82	$16.63	$14.95
Income (loss) from investment operations:
Net investment income (2)	0.16	0.16	0.15	0.08	0.13
Net realized and unrealized gain (loss) on investments	0.09	3.03	0.43	(0.48)	1.69
Total from investment operations	0.25	3.19	0.58	(0.40)	1.82

Less distributions:
From net investment income	(0.18)	(0.10)	(0.12)	(0.10)	(0.14)
From net realized gain	(1.27)	(0.57)	(0.58)	(0.31)	—
Redemption fees	—	—	—	0.00 (3)	—
Total distributions	(1.45)	(0.67)	(0.70)	(0.41)	(0.14)
Net asset value, end of year	$17.02	$18.22	$15.70	$15.82	$16.63

Total Return	1.17%	21.25%	3.47%	(2.44)%	12.16%

Supplemental data and ratios:
Net assets, end of year	$8,640,784	$8,980,549	$9,802,258	$14,272,916	$16,853,310
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.35%	2.41%	2.10%	1.79%	1.81%
After expense reimbursement or recovery	1.25%	1.25%	1.25%	1.25%	1.47%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.18)%	(0.18)%	0.15%	(0.05)%	0.43%
After expense reimbursement or recovery	0.92%	0.98%	1.00%	0.49%	0.77%
Portfolio turnover rate	101.26%	87.41%	110.53%	95.84%	107.17%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	45

Grizzly Short Fund - GRZZX

Financial Highlights

	Year Ended September 30, 2018		Year Ended September 30, 2017(1)		Year Ended September 30, 2016(1)		Year Ended September 30, 2015(1)		Year Ended September 30, 2014(1)
Per Share Data(2):
Net asset value, beginning of year	$21.48		$24.68		$31.96		$29.48		$34.32
Income (loss) from investment operations:
Net investment loss	(0.03	)(3)	(0.40	)(3)	(0.72	)(3)	(0.80	)(3)	(1.04	)(4)
Net realized and unrealized gain (loss) on investments and securities sold short	(3.80)		(2.80)		(6.56)		3.28		(3.80)
Total from investment operations	(3.83)		(3.20)		(7.28)		2.48		(4.84)

Less distributions:
From net investment income	—		—		—		—		—
From net realized gain	—		—		—		—		—
From return of capital	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$17.65		$21.48		$24.68		$31.96		$29.48

Total Return	(17.83)%		(12.97)%		(22.78)%		8.41%		(14.20)%

Supplemental data and ratios:
Net assets, end of year	$98,948,757		$205,698,273		$178,211,844		$265,843,184		$72,182,207
Ratio of expenses to average net assets (5)	2.64%		2.63%		2.65%		2.81%		3.35%
Ratio of net investment loss to average net assets (6)	(0.54)%		(1.78)%		(2.50)%		(2.81)%		(3.35)%
Portfolio turnover rate(7)	0.00%		0.00%		0.00%		0.00%		0.00%

(1)	Per share data adjusted for 1:4 reverse split completed as of May 18, 2018.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated based on average shares outstanding.
(4)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)
The ratio of expenses to average net assets includes dividends and interest on securites sold short. The expense ratios excluding dividends and interest on securities sold short were 1.53% for the year ended September 30, 2018, 1.54% for the year ended September 30, 2017, 1.52% for the year ended September 30, 2016, 1.55% for the year ended September 30, 2015, and 1.57% for the year ended September 30, 2014.

(6)	The net investment income ratios include dividends and interest on securities sold short.
(7)	The portfolio turnover rate excludes purchases and sales of securities sold short.

46	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Schedule of Investments
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 56.94%

Biotechnology - 2.20%
AbbVie, Inc.	27,648	$2,614,948
Amgen, Inc.	12,589	2,609,574
Biogen, Inc. (a)	7,453	2,633,219
Celgene Corp. (a)	29,489	2,638,971
Gilead Sciences, Inc.	34,420	2,657,568
Regeneron Pharmaceuticals, Inc. (a)	6,651	2,687,270
Shire PLC - ADR	14,408	2,611,738
		18,453,288

Chemicals - 0.00% (i)
China Lumena New Materials Corp. (a)(b)(d)(e)	838,000	6,423

Commercial Services & Supplies - 2.14%
Republic Services, Inc.	78,555	5,707,806
Stericycle, Inc. (a)	54,290	3,185,737
Tetra Tech, Inc.	48,281	3,297,592
Waste Management, Inc.	63,626	5,749,246
		17,940,381

Consumer Finance - 1.90%
Ally Financial, Inc.	125,956	3,331,536
Capital One Financial Corp.	38,735	3,677,113
OneMain Holdings, Inc. (a)	54,508	1,832,014
Santander Consumer USA Holdings, Inc. (f)	115,966	2,323,959
Synchrony Financial	86,409	2,685,592
World Acceptance Corp. (a)(f)	18,025	2,061,339
		15,911,553

Food & Staples Retailing - 1.39%
Kroger Co. (f)	190,020	5,531,482
Performance Food Group Co. (a)	61,241	2,039,325
Sprouts Farmers Market, Inc. (a)	147,238	4,035,794
		11,606,601
Health Care Providers & Services - 13.04%
Acadia Healthcare Co., Inc. (a)(f)	124,001	4,364,835
Aetna, Inc.	34,964	7,092,447
AMN Healthcare Services, Inc. (a)(f)	42,999	2,352,045
Anthem, Inc.	31,055	8,510,623
Centene Corp. (a)	62,761	9,086,538
Cigna Corp.	25,626	5,336,615
DaVita, Inc. (a)	64,932	4,651,079
Encompass Health Corp.	79,265	6,178,707
Express Scripts Holding Co. (a)	75,574	7,180,286
HCA Healthcare, Inc.	83,391	11,601,356
Humana, Inc.	20,631	6,984,006
Laboratory Corp. of America Holdings (a)	27,363	4,752,406
Premier, Inc. - Class A (a)(f)	72,750	3,330,495
Quest Diagnostics, Inc.	45,388	4,897,819
Select Medical Holdings Corp. (a)	169,389	3,116,758
Tenet Healthcare Corp. (a)	78,774	2,241,908
UnitedHealth Group, Inc.	36,484	9,706,203
Universal Health Services, Inc. - Class B	61,023	7,801,180
		109,185,306

Hotels, Restaurants & Leisure - 2.27%
Carnival Corp.	83,391	5,317,844
Marriott Vacations Worldwide Corp.	37,037	4,138,885
Norwegian Cruise Line Holdings, Ltd. (a)	46,473	2,668,944
Royal Caribbean Cruises, Ltd.	39,307	5,107,551
Wyndham Destinations, Inc.	40,827	1,770,259
		19,003,483

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	47

Leuthold Core Investment Fund

Schedule of Investments (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 56.94% (continued)

Household Durables - 2.56%
D.R. Horton, Inc.	151,799	$6,402,882
Lennar Corp. - Class A	69,493	3,244,628
MDC Holdings, Inc. (f)	64,281	1,901,432
Meritage Homes Corp. (a)	49,731	1,984,267
PulteGroup, Inc.	176,773	4,378,667
Toll Brothers, Inc.	106,845	3,529,090
		21,440,966

IT Services - 8.29%
Accenture PLC - Class A (b)	36,484	6,209,577
Alliance Data Systems Corp.	16,070	3,795,091
Amdocs, Ltd.	31,706	2,091,962
CACI International, Inc. - Class A (a)	13,681	2,519,356
CGI Group, Inc. - Class A (a)(b)	29,534	1,904,352
Cognizant Technology Solutions Corp. - Class A	31,055	2,395,893
Convergys Corp.	57,332	1,361,062
First Data Corp. - Class A (a)	177,424	4,341,565
Fiserv, Inc. (a)	76,442	6,297,292
FleetCor Technologies, Inc. (a)	17,373	3,958,264
Genpact, Ltd.	61,023	1,867,914
International Business Machines Corp.	27,797	4,203,185
MasterCard, Inc. - Class A	41,913	9,330,253
MAXIMUS, Inc.	52,337	3,405,045
Science Applications International Corp.	28,449	2,292,990
Travelport Worldwide, Ltd. (b)	127,693	2,154,181
Visa, Inc. - Class A (f)	59,503	8,930,805
The Western Union Co.	121,395	2,313,789
		69,372,576

Media - 1.02%
AMC Networks, Inc. - Class A (a)(f)	39,666	2,631,443
Nexstar Media Group, Inc. - Class A (f)	30,391	2,473,827
Viacom, Inc. - Class B (f)	102,720	3,467,827
		8,573,097

Metals & Mining - 0.45%
Vale SA - ADR	250,609	3,719,038

Multiline Retail - 4.88%
Dillard’s, Inc. - Class A (f)	38,221	2,917,791
Dollar General Corp.	68,190	7,453,167
Dollar Tree, Inc. (a)	60,589	4,941,033
Kohl’s Corp. (f)	62,326	4,646,403
Macy’s, Inc.	124,436	4,321,662
Nordstrom, Inc. (f)	90,341	5,403,295
Target Corp.	126,607	11,168,004
		40,851,355

Paper & Forest Products - 0.95%
Boise Cascade Co.	82,306	3,028,861
Louisiana-Pacific Corp.	187,196	4,958,822
		7,987,683

Professional Services - 3.29%
ASGN, Inc. (a)	69,927	5,519,338
Insperity, Inc.	53,205	6,275,530
Korn/Ferry International	75,356	3,710,530
Robert Half International, Inc. (f)	80,785	5,685,648
TriNet Group, Inc. (a)	74,271	4,182,943
TrueBlue, Inc. (a)	82,306	2,144,071
		27,518,060

48	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Schedule of Investments (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 56.94% (continued)

Road & Rail - 4.02%
Canadian National Railway Co. (b)	39,307	$3,529,769
Canadian Pacific Railway, Ltd. (b)	22,994	4,873,348
CSX Corp.	65,797	4,872,268
Genesee & Wyoming, Inc. - Class A (a)(f)	42,032	3,824,492
Kansas City Southern	38,826	4,398,209
Norfolk Southern Corp.	27,763	5,011,221
Union Pacific Corp.	29,209	4,756,101
Werner Enterprises, Inc. (f)	68,190	2,410,517
		33,675,925

Semiconductors & Semiconductor Equipment - 4.69%
Applied Materials, Inc.	134,208	5,187,139
Intel Corp.	56,680	2,680,397
KLA-Tencor Corp.	27,363	2,783,091
Kulicke & Soffa Industries, Inc. (b)	74,271	1,770,621
Lam Research Corp. (f)	48,428	7,346,528
Micron Technology, Inc. (a)	74,271	3,359,277
MKS Instruments, Inc. (f)	50,817	4,072,982
SolarEdge Technologies, Inc. (a)(b)(f)	80,134	3,017,045
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	68,841	3,040,019
Teradyne, Inc.	162,005	5,990,945
		39,248,044

Specialty Retail - 3.85%
Aaron’s, Inc.	86,866	4,730,722
AutoZone, Inc. (a)(f)	4,079	3,164,080
Dick’s Sporting Goods, Inc. (f)	84,985	3,015,268
Group 1 Automotive, Inc.	33,226	2,156,367
The Home Depot, Inc.	18,025	3,733,879
Lowe’s Companies, Inc.	59,503	6,832,135
Penske Automotive Group, Inc. (f)	56,246	2,665,498
Williams-Sonoma, Inc. (f)	90,124	5,922,949
		32,220,898
TOTAL COMMON STOCKS (Cost $364,779,545)		$476,714,677

INVESTMENT COMPANIES - 12.74%

Exchange Traded Funds - 12.74%
Financial Select Sector SPDR Fund	608,202	$16,774,211
Invesco CurrencyShares Euro Currency Trust (a)(f)	77,677	8,634,575
Invesco CurrencyShares Japanese Yen Trust (a)(f)(h)	287,011	24,151,976
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	927,029	17,400,334
iShares Floating Rate Bond ETF	191,359	9,763,136
iShares International Treasury Bond ETF (f)	347,250	16,723,560
SPDR Bloomberg Barclays International Treasury Bond ETF	195,593	5,355,337
SPDR Gold Shares (a)(f)	69,807	7,871,437
TOTAL INVESTMENT COMPANIES (Cost $107,765,510)		$106,674,566

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	49

Leuthold Core Investment Fund

Schedule of Investments (continued)
September 30, 2018

		Principal Amount	Fair Value
CORPORATE BONDS - 3.07%

Banks - 1.14%
JPMorgan Chase & Co.
1.500%, 01/27/2025		$4,600,000	$5,462,212
Wells Fargo & Co. 1.125%, 10/29/2021		3,430,000	4,085,296

Food Products - 0.49%			9,547,508
Kraft Heinz Foods Co. 3.950%, 07/15/2025		4,150,000	4,089,524

Internet Software & Services - 0.41%
Alibaba Group Holding, Ltd. 2.500%, 11/28/2019 (b)		3,480,000	3,461,896

Software - 0.53%
Oracle Corp. 2.950%, 05/15/2025 (f)		4,620,000	4,433,016

Technology Hardware, Storage & Peripherals - 0.50%
Apple, Inc. 1.000%, 11/10/2022		3,500,000	4,197,761
TOTAL CORPORATE BONDS (Cost $25,454,663)			$25,729,705

UNITED STATES TREASURY OBLIGATIONS - 5.90%

United States Treasury Inflation Index Bond - 1.56% 0.125%, 07/15/2022		13,358,412	13,034,628

United States Treasury Notes - 4.34%
1.500%, 01/31/2019 (f)		10,990,000	10,960,140
2.500%, 01/31/2025		13,980,000	13,577,529
3.500%, 02/15/2039		11,200,000	11,798,937
			36,336,606
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $49,863,031)			$49,371,234

FOREIGN GOVERNMENT BONDS - 3.78%
Argentina Republic Government International Bond 6.250%, 04/22/2019 (b)		$4,300,000	$4,306,493
Canadian Government Bond 2.250%, 06/01/2025 (b)	CAD	5,400,000	4,144,076
French Republic Government Bond OAT 1.250%, 05/25/2034 (b)	EUR	13,500,000	15,799,557
Government of the United Kingdom 2.250%, 09/07/2023 (b)	GBP	3,750,000	5,144,317
Korea International Bond 7.125%, 04/16/2019 (b)(f)		$2,250,000	2,301,075
TOTAL FOREIGN GOVERNMENT BONDS (Cost $31,867,574)			$31,695,518

50	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Schedule of Investments (continued)
September 30, 2018

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 14.96%

Money Market Funds - 14.96%

Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.920% (c)(g)	125,227,621	$125,227,621
TOTAL SHORT-TERM INVESTMENTS (Cost $125,227,621)		$125,227,621

INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 12.67%
Mount Vernon Liquid Assets Portfolio, LLC, 2.310% (c)	106,078,956	$106,078,956
TOTAL INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL (Cost $106,078,956)		$106,078,956

Total Investments (Cost $811,036,900) - 110.06%		$921,492,277
Liabilities in Excess of Other Assets - (g) (10.06)%		(84,233,041)
TOTAL NET ASSETS - 100.00%		$837,259,236

Percentages are stated as a percent of net assets.
ADR   American Depositary Receipt
CAD   Canadian Dollar
EUR   Euro
GBP   British Pound
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2018.
(d)	Illiquid security. The fair value of these securities total $6,423 which represents an amount that rounds to 0.00% of total net assets.
(e)
This security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. and is deemed a Level 3 security as it is valued using significant unobservable inputs.

(f)
This security or a portion of this security was out on loan as of September 30, 2018. Total loaned securities had a value of $103,836,535 or 12.40% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 7.

(g)	All or a portion of the assets have been committed as collateral for open securities sold short.
(h)	Affiliated security. At September 30, 2018, the market value of this security totals $24,151,976, which represents 2.88% of total net assets.
(i)	Rounds to less than 0.005%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	51

Leuthold Core Investment Fund

Schedule of Securities Sold Short - (a)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 14.12%

Aerospace & Defense - 0.21%
Aerojet Rocketdyne Holdings, Inc.	34,155	$1,160,928
Mercury Systems, Inc.	11,064	612,061
		1,772,989
Automobiles - 0.42%
Ferrari NV (b)	14,191	1,942,890
Tesla Motors, Inc.	5,773	1,528,517
		3,471,407

Banks - 0.94%
First Republic Bank	19,122	1,835,712
HDFC Bank, Ltd. - ADR	20,445	1,923,874
ICICI Bank, Ltd. - ADR	185,926	1,578,512
South State Corp.	8,418	690,276
Sterling Bancorp	83,703	1,841,466
		7,869,840
Beverages - 0.76%
Anheuser-Busch InBev SA/NV - ADR	18,400	1,611,288
The Coca-Cola Co.	46,542	2,149,775
MGP Ingredients, Inc.	7,697	607,909
National Beverage Corp.	17,318	2,019,625
		6,388,597

Biotechnology - 0.22%
Incyte Corp.	26,578	1,836,008

Building Products - 0.12%
American Woodmark Corp.	12,868	1,009,495

Capital Markets - 0.25%
MarketAxess Holdings, Inc.	9,020	1,609,980
WisdomTree Investments, Inc.	57,125	484,420
		2,094,400
Chemicals - 0.81%
DowDuPont, Inc.	19,723	1,268,386
GCP Applied Technologies, Inc.	40,889	1,085,603
International Flavors & Fragrances, Inc.	13,109	1,823,724
The Scotts Miracle-Gro Co.	22,489	1,770,559
Tronox, Ltd. - Class A	71,436	853,660
		6,801,932

Commercial Services & Supplies - 0.51%
ABM Industries, Inc.	17,438	562,376
The Brink’s Co.	23,692	1,652,517
Healthcare Services Group, Inc.	35,598	1,445,991
Ritchie Bros Auctioneers, Inc. (b)	16,356	590,942
		4,251,826

Communications Equipment - 0.40%
Finisar Corp.	91,640	1,745,742
Viavi Solutions, Inc.	140,828	1,596,990
		3,342,732

Construction & Engineering - 0.07%
Granite Construction, Inc.	13,349	610,049

Construction Materials - 0.20%
Vulcan Materials Co.	15,273	1,698,358

Containers & Packaging - 0.26%
Ball Corp.	49,669	2,184,939

Electronic Equipment, Instruments & Components - 0.23%
Cognex Corp.	34,395	1,919,929

Energy Equipment & Services - 0.88%
Baker Hughes, a GE Co.	59,410	2,009,841
Halliburton Co.	41,491	1,681,630
National Oilwell Varco, Inc.	40,649	1,751,159
Oceaneering International, Inc.	69,632	1,921,843
		7,364,473

52	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 14.12% (continued)

Health Care Equipment & Supplies - 0.14%
Glaukos Corp.	17,919	$1,162,943

Hotels, Restaurants & Leisure - 0.59%
Caesars Entertainment Corp.	156,582	1,604,966
MGM Resorts International	63,138	1,762,182
Wynn Resorts, Ltd.	12,507	1,589,139
		4,956,287

Household Durables - 0.23%
iRobot Corp.	17,558	1,929,975

Insurance - 1.17%
American International Group, Inc.	35,117	1,869,629
Arch Capital Group, Ltd. (b)	67,467	2,011,191
Fidelity National Financial, Inc.	51,232	2,015,979
Marsh & McLennan Companies, Inc.	26,338	2,178,680
Willis Towers Watson PLC (b)	12,387	1,745,824
		9,821,303

Internet & Direct Marketing Retail - 0.73%
Ctrip.com International, Ltd. - ADR	41,731	1,551,141
Expedia Group, Inc.	13,710	1,788,881
MakeMyTrip, Ltd. (b)	19,603	538,102
Wayfair, Inc. - Class A	15,153	2,237,644
		6,115,768

Internet Software & Services - 0.57%
2U, Inc.	23,812	1,790,424
Hortonworks, Inc.	57,365	1,308,496
LogMeIn, Inc.	18,400	1,639,440
		4,738,360
Machinery - 0.61%
Actuant Corp. - Class A	21,768	607,327
Colfax Corp.	20,926	754,591
Flowserve Corp.	33,553	1,835,014
The Toro Co.	32,110	1,925,637
		5,122,569
Media - 0.07%
Meredith Corp.	11,425	583,246

Metals & Mining - 0.43%
Agnico Eagle Mines, Ltd. (b)	48,706	1,665,745
Barrick Gold Corp. (b)	177,748	1,969,448
		3,635,193

Multi-Utilities - 0.46%
NiSource, Inc.	80,576	2,007,954
Sempra Energy	15,995	1,819,431
		3,827,385

Pharmaceuticals - 0.49%
Amneal Pharmaceuticals, Inc.	76,006	1,686,573
AstraZeneca PLC - ADR	60,853	2,407,953
		4,094,526

Real Estate Investment Trusts (REITs) - 0.63%
CyrusOne, Inc.	32,952	2,089,157
Equinix, Inc.	4,089	1,770,087
Healthcare Realty Trust, Inc.	48,466	1,418,115
		5,277,359

Semiconductors & Semiconductor Equipment - 0.08%
Inphi Corp.	16,717	634,912

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	53

Leuthold Core Investment Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 14.12% (continued)

Software - 1.64%
Autodesk, Inc.	13,469	$2,102,645
Guidewire Software, Inc.	18,761	1,895,049
Pegasystems, Inc.	21,647	1,355,102
RealPage, Inc.	23,211	1,529,605
Snap, Inc. - Class A	122,187	1,036,146
Symantec Corp.	74,683	1,589,254
The Ultimate Software Group, Inc.	6,614	2,130,965
Workday, Inc. - Class A	14,191	2,071,602
		13,710,368
TOTAL COMMON STOCKS (Proceeds $120,163,825)		$118,227,168

TOTAL SECURITIES SOLD SHORT
(Proceeds $120,163,825) - 14.12%		$118,227,168

Percentages are stated as a percent of net assets.
ADR  American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

54	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Schedule of Investments
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 59.46%

Chemicals - 2.74%
Denka Co., Ltd. (b)	8,400	$292,795
Lotte Chemical Corp. (b)	1,586	397,464
LyondellBasell Industries NV - Class A (b)	6,603	676,873
Tosoh Corp. (b)	36,000	554,470
Trinseo SA (b)	4,399	344,442
		2,266,044

Communications Equipment - 2.72%
Arcadyan Technology Corp. (b)	124,000	220,388
ARRIS International PLC (a)(b)	14,878	386,679
Ciena Corp. (a)(f)	15,713	490,874
CommScope Holding Co., Inc. (a)(f)	13,078	402,279
EchoStar Corp. - Class A (a)	7,691	356,632
Sangsangin Co., Ltd. (a)(b)	9,993	186,629
Taihan Fiberoptics Co., Ltd. (a)(b)	33,663	206,878
		2,250,359

Consumer Finance - 2.12%
Ally Financial, Inc.	14,633	387,043
Encore Capital Group, Inc. (a)	6,717	240,804
Hitachi Capital Corp. (b)	8,700	242,156
Krungthai Card PLC - NVDR	226,700	252,588
Nelnet, Inc. - Class A	4,425	252,977
Santander Consumer USA Holdings, Inc.	19,002	380,800
		1,756,368

Health Care Equipment & Supplies - 3.33%
CONMED Corp.	4,054	321,158
Danaher Corp.	4,316	468,977
Hill-Rom Holdings, Inc.	3,145	296,888
Integer Holdings Corp. (a)	4,129	342,500
Koninklijke Philips NV - NYRS	10,496	477,673
Shandong Weigao Group Medical Polymer Co., Ltd. (b)	384,000	378,936
Smith & Nephew PLC - ADR	12,642	468,892
		2,755,024

Health Care Providers & Services - 9.59%
Acadia Healthcare Co., Inc. (a)(f)	9,435	332,112
Aetna, Inc.	2,657	538,972
Alfresa Holdings Corp. (b)	19,200	514,287
AmerisourceBergen Corp.	4,334	399,682
AMN Healthcare Services, Inc. (a)	7,310	399,857
Anthem, Inc.	2,813	770,903
Centene Corp. (a)	5,471	792,091
Cigna Corp.	2,896	603,092
Express Scripts Holding Co. (a)	6,920	657,469
HCA Healthcare, Inc.	5,791	805,644
Korian SA (b)	7,617	277,389
Laboratory Corp. of America Holdings (a)(f)	2,462	427,600
Medipal Holdings Corp. (b)	20,900	436,638
Select Medical Holdings Corp. (a)	18,879	347,374
Universal Health Services, Inc. - Class B	4,943	631,913
		7,935,023

Household Durables - 3.29%
Barratt Developments PLC (b)	42,626	314,793
Bellway PLC (b)	8,939	350,830
Haseko Corp. (b)	28,800	374,052
Lennar Corp. - Class A	8,452	394,624
MDC Holdings, Inc. (f)	10,702	316,565
Meritage Homes Corp. (a)	7,998	319,120
Redrow PLC (b)	45,281	344,159
TRI Pointe Group, Inc. (a)(f)	25,152	311,885
		2,726,028

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	55

Leuthold Global Fund

Schedule of Investments (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 59.46% (continued)

Insurance - 3.20%
Dai-ichi Life Holdings, Inc. (b)	20,000	$416,906
Legal & General Group PLC (b)	106,847	364,756
Lincoln National Corp.	3,375	228,353
Medibank Pvt, Ltd. (b)	127,764	268,652
Old Mutual, Ltd. (b)	86,384	182,361
Ping An Insurance Group Co. of China, Ltd. (b)	58,500	592,617
Prudential Financial, Inc.	3,054	309,431
Unum Group	7,325	286,188
		2,649,264

IT Services - 7.35%
Accenture PLC - Class A (b)	3,011	512,472
Alliance Data Systems Corp. (f)	1,599	377,620
Bechtle AG (b)	2,757	279,872
CACI International, Inc. - Class A (a)(f)	1,995	367,379
Computershare, Ltd. (b)	18,219	262,376
CSG Systems International, Inc.	5,898	236,746
DXC Technology Co.	5,717	534,654
Fidelity National Information Services, Inc. (f)	3,516	383,490
FleetCor Technologies, Inc. (a)(f)	1,718	391,429
Genpact, Ltd.	12,504	382,747
ManTech International Corp. - Class A	4,255	269,341
MAXIMUS, Inc.	3,944	256,597
NET One Systems Co., Ltd. (b)	21,900	525,776
NS Solutions Corp. (b)	9,400	303,503
Sabre Corp.	9,768	254,749
TIS, Inc. (b)	5,100	254,937
Travelport Worldwide, Ltd. (b)	13,728	231,591
Wipro, Ltd. - ADR	49,587	258,348
		6,083,627

Metals & Mining - 2.10%
APERAM SA (b)	5,366	245,464
BlueScope Steel, Ltd. (b)	46,793	573,906
Evraz PLC (b)	31,655	232,995
Reliance Steel & Aluminum Co.	2,453	209,216
United States Steel Corp.	6,708	204,460
Voestalpine AG (b)	5,950	271,796
		1,737,837

Multiline Retail - 0.86%
Dillard’s, Inc. - Class A (f)	4,210	321,392
Kohl’s Corp.	5,253	391,611
		713,003

Oil, Gas & Consumable Fuels - 10.82%
Adaro Energy Tbk PT (b)	1,753,700	215,781
Antero Resources Corp. (a)(f)	13,360	236,606
Beach Energy, Ltd. (b)	191,015	295,722
Cenovus Energy, Inc. (b)	27,392	274,742
Chesapeake Energy Corp. (a)(f)	57,503	258,188
CNX Resources Corp. (a)	15,627	223,622
CVR Refining LP	11,720	230,884
DNO ASA (b)	129,272	266,563
Ecopetrol SA - ADR	14,252	383,806
Eni SpA - ADR	7,974	300,301
Equinor ASA - ADR (f)	12,276	346,183
Exxon Mobil Corp.	4,930	419,149
Formosa Petrochemical Corp. (b)	85,000	412,014
Galp Energia SGPS SA (b)	13,117	260,081
HollyFrontier Corp.	6,909	482,939
Idemitsu Kosan Co., Ltd. (b)	6,400	338,845
JXTG Holdings, Inc. (b)	50,300	380,459
Laredo Petroleum, Inc. (a)(f)	26,361	215,369
Marathon Petroleum Corp.	4,312	344,831
MOL Hungarian Oil & Gas PLC (b)	22,567	243,068
PBF Energy, Inc. - Class A	8,258	412,157

56	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Schedule of Investments (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 59.46% (continued)

Oil, Gas & Consumable Fuels - 10.82% (continued)
Peabody Energy Corp. (f)	8,573	$305,542
Peyto Exploration & Development Corp. (b)	29,519	254,362
PTT PCL - NVDR	168,400	282,708
Repsol SA (b)	15,877	316,068
Southwestern Energy Co. (a)(f)	55,112	281,622
Thai Oil PCL - NVDR	70,300	192,488
Whitehaven Coal, Ltd. (b)	104,814	411,513
Yanzhou Coal Mining Co., Ltd. (b)	316,000	365,372
		8,950,985

Paper & Forest Products - 4.37%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	2,484,000	47,596
Domtar Corp.	6,362	331,906
Fibria Celulose SA - ADR	17,271	320,032
Lee & Man Paper Manufacturing, Ltd. (b)	243,000	225,009
Louisiana-Pacific Corp.	15,804	418,648
Norbord, Inc. (b)	7,050	233,608
Sappi, Ltd. (b)	59,737	374,750
Stora Enso OYJ (b)	31,666	604,698
Suzano Papel e Celulose SA (b)	18,900	224,588
UPM-Kymmene OYJ (b)	8,328	326,615
West Fraser Timber Co., Ltd. (b)	8,862	504,351
		3,611,801

Semiconductors & Semiconductor Equipment - 4.53%
Applied Materials, Inc.	7,659	296,020
Dongbu HiTek Co., Ltd. (b)	18,464	263,346
Intel Corp.	8,566	405,086
Lam Research Corp. (f)	2,219	336,622
Micron Technology, Inc. (a)	15,975	722,549
ON Semiconductor Corp. (a)(f)	19,401	357,561
SCREEN Holdings Co., Ltd. (b)	3,800	223,443
Sino-American Silicon Products, Inc. (b)	96,000	246,205
STMicroelectronics NV - NYRS (f)	17,263	316,604
SUMCO Corp. (b)	22,700	330,685
UniTest, Inc. (b)	17,920	251,619
		3,749,740

Wireless Telecommunication Services - 2.44%
KDDI Corp. (b)	23,400	645,530
Rogers Communications, Inc. - Class B (b)	7,605	391,128
Softbank Group Corp. (b)	9,800	979,016
		2,015,674
TOTAL COMMON STOCKS (Cost $45,240,442)		$49,200,777

INVESTMENT COMPANIES - 10.74%

Exchange Traded Funds - 10.74%
Invesco CurrencyShares Euro Currency Trust (a)(f)	5,297	$588,814
Invesco CurrencyShares Japanese Yen Trust (a)(f)	32,898	2,768,367
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	89,675	1,683,200
iShares Floating Rate Bond ETF	20,589	1,050,451
iShares International Treasury Bond ETF (f)	42,420	2,042,947
SPDR Gold Shares (a)	6,707	756,281
TOTAL INVESTMENT COMPANIES (Cost $8,984,957)		$8,890,060

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	57

Leuthold Global Fund

Schedule of Investments (continued)
September 30, 2018

		Principal Amount	Fair Value
CORPORATE BONDS - 2.39%

Banks - 1.71%
JPMorgan Chase & Co. 1.500%, 01/27/2025		470,000	$558,095
Wells Fargo & Co. 1.125%, 10/29/2021		720,000	857,555
			1,415,650

Diversified Telecommunication Services - 0.68%
AT&T, Inc. 3.400%, 05/15/2025 (f)		590,000	561,721
TOTAL CORPORATE BONDS (Cost $1,892,811)			$1,977,371

UNITED STATES TREASURY OBLIGATIONS - 5.82%

United States Treasury Inflation
Index Bond - 1.88%
0.125%, 07/15/2022		1,594,462	$1,555,815

United States Treasury Notes - 3.94%
1.500%, 01/31/2019 (f)		762,000	759,929
2.500%, 01/31/2025		1,289,000	1,251,891
3.500%, 02/15/2039		1,190,000	1,253,637
			3,265,457
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $4,874,644)			$4,821,272

FOREIGN GOVERNMENT BONDS - 5.16%
Argentina Republic Government International Bond 6.250%, 04/22/2019 (b)		$725,000	$726,095
Canadian Government Bond 2.250%, 06/01/2025 (b)	CAD	610,000	468,127
French Republic Government Bond OAT 1.250%, 05/25/2034 (b)	EUR	1,540,000	1,802,320
Government of the United Kingdom 2.250%, 09/07/2023 (b)	GBP	630,000	864,245
Korea International Bond 7.125%, 04/16/2019 (b)(f)		$400,000	409,080
TOTAL FOREIGN GOVERNMENT BONDS (Cost $4,285,507)			$4,269,867

58	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Schedule of Investments (continued)
September 30, 2018

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 13.34%

Money Market Funds - 13.34%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.920% (c)(g)	11,035,551	$11,035,551
TOTAL SHORT-TERM INVESTMENTS (Cost $11,035,551)		$11,035,551

INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 14.77%
Mount Vernon Liquid Assets Portfolio, LLC, 2.310% (c)	12,218,224	$12,218,224

TOTAL INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL (Cost 12,218,224)		$12,218,224

Total Investments (Cost $88,532,136) - 111.68%		$92,413,122
Liabilities in Excess of Other Assets - (g) (11.68)%		(9,661,964)
TOTAL NET ASSETS - 100.00%		$82,751,158

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
NVDR	Non-Voting Depositary Receipt
NYRS	New York Registry Shares
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2018.
(d)	Illiquid security. The fair value of these securities total $47,596 which represents 0.06% of total net assets.
(e)
This security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. and is deemed a Level 3 security as it is valued using significant unobservable inputs.

(f)
This security or a portion of this security was out on loan as of September 30, 2018. Total loaned securities had a value of $11,900,632 or 14.38% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 7.

(g)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	59

Leuthold Global Fund

Schedule of Investments (continued)
September 30, 2018

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE
Australian Dollar	$1,812,169	1.96%
Brazilian Real	224,588	0.24
British Pound	2,654,139	2.87
Canadian Dollar	1,851,576	2.01
Euro	5,799,953	6.28
Hong Kong Dollar	1,609,530	1.74
Hungarian Forint	243,068	0.26
Indonesian Rupiah	215,782	0.23
Japanese Yen	6,813,498	7.37
New Taiwan Dollar	878,607	0.95
Norwegian Krone	266,563	0.29
South African Rand	374,750	0.41
South Korea Won	1,305,935	1.41
Thai Baht	727,783	0.79
US Dollar	67,635,181	73.19
Total Investments	$92,413,122	100.00%

	Fair Value	Percentage of Total Investments
PORTFOLIO DIVERSIFICATION
Argentina	$726,095	0.79%
Australia	1,812,169	1.96
Austria	271,796	0.30
Brazil	544,620	0.59
Canada	2,126,318	2.30
China	1,384,521	1.50
Colombia	383,806	0.42
Finland	931,313	1.01
France	2,079,709	2.25
Germany	279,872	0.30
Hong Kong	225,009	0.24
Hungary	243,068	0.26
India	258,348	0.28
Indonesia	215,782	0.23
Ireland	512,472	0.55
Italy	300,301	0.33
Japan	6,813,498	7.37
Luxembourg	245,464	0.27
Netherlands	477,673	0.52
Norway	612,746	0.66
Portugal	260,082	0.28
Russia	232,995	0.25
South Africa	557,111	0.60
South Korea	1,715,014	1.86
Spain	316,068	0.34
Switzerland	316,603	0.34
Taiwan	878,607	0.95
Thailand	727,783	0.79
United Kingdom	2,939,266	3.18
United States	64,025,013	69.28
Total Investments	$92,413,122	100.00%

60	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Schedule of Securities Sold Short - (a)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 7.22%

Aerospace & Defense - 0.11%
Aerojet Rocketdyne Holdings, Inc.	1,728	$58,735
Mercury Systems, Inc.	561	31,034
		89,769

Automobiles - 0.21%
Ferrari NV (b)	715	97,891
Tesla, Inc.	293	77,577
		175,468

Banks - 0.48%
First Republic Bank	970	93,120
HDFC Bank, Ltd. - ADR	1,033	97,205
ICICI Bank, Ltd. - ADR	9,395	79,764
South State Corp.	425	34,850
Sterling Bancorp	4,232	93,104
		398,043

Beverages - 0.39%
Anheuser-Busch InBev SA/NV - ADR	926	81,090
The Coca-Cola Co.	2,346	108,362
MGP Ingredients, Inc.	390	30,802
National Beverage Corp.	877	102,276
		322,530

Biotechnology - 0.11%
Incyte Corp.	1,345	92,913

Building Products - 0.06%
American Woodmark Corp.	652	51,149

Capital Markets - 0.13%
MarketAxess Holdings, Inc.	454	81,034
WisdomTree Investments, Inc.	2,889	24,499
		105,533

Chemicals - 0.42%
DowDuPont, Inc.	992	63,795
GCP Applied Technologies, Inc.	2,074	55,065
International Flavors & Fragrances, Inc.	664	92,376
The Scotts Miracle-Gro Co.	1,139	89,673
Tronox, Ltd. - Class A (b)	3,604	43,068
		343,977

Commercial Services & Supplies - 0.26%
ABM Industries, Inc.	882	28,444
The Brink’s Co.	1,198	83,561
Healthcare Services Group, Inc.	1,787	72,588
Ritchie Bros Auctioneers, Inc. (b)	828	29,916
		214,509

Communications Equipment - 0.20%
Finisar Corp.	4,631	88,220
Viavi Solutions, Inc.	7,117	80,707
		168,927

Construction & Engineering - 0.04%
Granite Construction, Inc.	672	30,710

Construction Materials - 0.10%
Vulcan Materials Co.	770	85,624

Containers & Packaging - 0.13%
Ball Corp.	2,511	110,459

Electronic Equipment, Instruments & Components - 0.12%
Cognex Corp.	1,741	97,183

Energy Equipment & Services - 0.45%
Baker Hughes, a GE Co.	3,003	101,592
Halliburton Co.	2,098	85,032
National Oilwell Varco, Inc.	2,053	88,443
Oceaneering International, Inc.	3,513	96,959
		372,026

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	61

Leuthold Global Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 7.22% (continued)

Health Care Equipment & Supplies - 0.07%
Glaukos Corp.	907	$58,864

Hotels, Restaurants & Leisure - 0.30%
Caesars Entertainment Corp.	7,921	81,190
MGM Resorts International	3,198	89,256
Wynn Resorts, Ltd.	630	80,048
		250,494

Household Durables - 0.12%
iRobot Corp.	888	97,609

Insurance - 0.60%
American International Group, Inc.	1,777	94,607
Arch Capital Group, Ltd. (b)	3,412	101,712
Fidelity National Financial, Inc.	2,582	101,602
Marsh & McLennan Companies, Inc.	1,330	110,018
Willis Towers Watson PLC (b)	627	88,369
		496,308

Internet & Direct Marketing Retail - 0.38%
Ctrip.com International, Ltd. - ADR	2,111	78,466
Expedia Group, Inc.	694	90,553
MakeMyTrip, Ltd. (b)	994	27,286
Wayfair, Inc. - Class A	769	113,558
		309,863

Internet Software & Services - 0.29%
2U, Inc.	1,201	90,303
Hortonworks, Inc.	2,903	66,217
LogMeIn, Inc.	926	82,507
		239,027

Machinery - 0.31%
Actuant Corp. - Class A	1,100	30,690
Colfax Corp.	1,062	38,296
Flowserve Corp.	1,693	92,590
The Toro Co.	1,621	97,211
		258,787

Media - 0.04%
Meredith Corp.	575	29,354

Metals & Mining - 0.22%
Agnico Eagle Mines, Ltd. (b)	2,461	84,166
Barrick Gold Corp. (b)	8,997	99,687
		183,853

Multi-Utilities - 0.23%
NiSource, Inc.	4,064	101,275
Sempra Energy	805	91,569
		192,844

Pharmaceuticals - 0.25%
Amneal Pharmaceuticals, Inc.	3,844	85,298
AstraZeneca PLC - ADR	3,075	121,678
		206,976

Real Estate Investment Trusts (REITs) - 0.32%
CyrusOne, Inc.	1,670	105,878
Equinix, Inc.	208	90,041
Healthcare Realty Trust, Inc.	2,457	71,892
		267,811

Semiconductors & Semiconductor Equipment - 0.04%
Inphi Corp.	844	32,055

62	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 7.22% (continued)

Software - 0.84%
Autodesk, Inc.	680	$106,155
Guidewire Software, Inc.	948	95,757
Pegasystems, Inc.	1,090	68,234
RealPage, Inc.	1,173	77,301
Snap, Inc. - Class A	6,173	52,347
Symantec Corp.	3,779	80,417
The Ultimate Software Group, Inc.	332	106,967
Workday, Inc. - Class A	715	104,376
		691,554
TOTAL COMMON STOCKS (Proceeds $6,168,374)		$5,974,219

INVESTMENT COMPANIES - 7.15%

Exchange Traded Funds - 7.15%
iShares MSCI ACWI ETF	36,572	$2,715,837
iShares MSCI EAFE ETF	37,777	2,568,458
iShares MSCI Emerging Markets ETF	14,796	635,044
TOTAL INVESTMENT COMPANIES (Proceeds $5,993,000)		$5,919,339

TOTAL SECURITIES SOLD SHORT (Proceeds $12,161,374) - 14.37%		$11,893,558

Percentages are stated as a percent of net assets.
ADR   American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	63

Leuthold Select Industries Fund

Schedule of Investments
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 99.91%

Biotechnology - 3.81%
AbbVie, Inc.	1,024	$96,850
Amgen, Inc.	466	96,597
Biogen, Inc. (a)	281	99,280
Celgene Corp. (a)	1,113	99,603
Gilead Sciences, Inc.	1,299	100,296
Regeneron Pharmaceuticals, Inc. (a)	251	101,414
Shire PLC - ADR	534	96,798
		690,838

Commercial Services & Supplies - 3.73%
Republic Services, Inc.	2,954	214,638
Stericycle, Inc. (a)	2,051	120,353
Tetra Tech, Inc.	1,824	124,579
Waste Management, Inc.	2,393	216,231
		675,801

Consumer Finance - 3.36%
Ally Financial, Inc.	4,881	129,103
Capital One Financial Corp.	1,501	142,490
OneMain Holdings, Inc. (a)	2,103	70,682
Santander Consumer USA Holdings, Inc.	4,405	88,276
Synchrony Financial	3,214	99,891
World Acceptance Corp. (a)	690	78,908
		609,350

Food & Staples Retailing - 2.47%
Kroger Co.	7,366	214,424
Performance Food Group Co. (a)	2,359	78,555
Sprouts Farmers Market, Inc. (a)	5,633	154,400
		447,379

Health Care Providers & Services - 22.97%
Acadia Healthcare Co., Inc. (a)	4,715	165,968
Aetna, Inc.	1,317	267,153
AMN Healthcare Services, Inc. (a)	1,631	89,216
Anthem, Inc.	1,173	321,461
Centene Corp. (a)	2,364	342,260
Cigna Corp.	976	203,252
DaVita, Inc. (a)	2,504	179,361
Encompass Health Corp.	3,028	236,033
Express Scripts Holding Co. (a)	2,903	275,814
HCA Healthcare, Inc.	3,201	445,323
Humana, Inc.	776	262,691
Laboratory Corp. of America Holdings (a)	1,053	182,885
Premier, Inc. - Class A (a)	2,756	126,170
Quest Diagnostics, Inc.	1,745	188,303
Select Medical Holdings Corp. (a)	6,415	118,036
Tenet Healthcare Corp. (a)	2,967	84,441
UnitedHealth Group, Inc.	1,389	369,529
Universal Health Services, Inc. - Class B	2,364	302,214
		4,160,110

Hotels, Restaurants & Leisure - 3.96%
Carnival Corp.	3,166	201,896
Marriott Vacations Worldwide Corp.	1,399	156,338
Norwegian Cruise Line Holdings, Ltd. (a)	1,745	100,215
Royal Caribbean Cruises, Ltd.	1,476	191,792
Wyndham Destinations, Inc.	1,542	66,861
		717,102

64	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund

Schedule of Investments (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 99.91% (continued)

Household Durables - 4.48%
D.R. Horton, Inc.	5,730	$241,691
Lennar Corp. - Class A	2,637	123,121
MDC Holdings, Inc.	2,432	71,939
Meritage Homes Corp. (a)	1,882	75,092
PulteGroup, Inc.	6,677	165,389
Toll Brothers, Inc.	4,053	133,871
		811,103

IT Services - 14.58%
Accenture PLC - Class A (b)	1,377	234,365
Alliance Data Systems Corp.	628	148,308
Amdocs, Ltd.	1,191	78,582
CACI International, Inc. - Class A (a)	523	96,310
CGI Group, Inc. - Class A (a)(b)	1,115	71,895
Cognizant Technology Solutions Corp. - Class A	1,183	91,268
Convergys Corp.	2,167	51,445
First Data Corp. - Class A (a)	6,895	168,721
Fiserv, Inc. (a)	2,889	237,996
FleetCor Technologies, Inc. (a)	675	153,792
Genpact, Ltd.	2,362	72,301
International Business Machines Corp.	1,046	158,166
MasterCard, Inc. - Class A	1,583	352,392
MAXIMUS, Inc.	2,032	132,202
Science Applications International Corp.	1,081	87,129
Travelport Worldwide, Ltd. (b)	4,861	82,005
Visa, Inc. - Class A	2,243	336,652
The Western Union Co.	4,573	87,161
		2,640,690

Media - 1.77%
AMC Networks, Inc. - Class A (a)	1,483	98,382
Nexstar Media Group, Inc. - Class A	1,136	92,471
Viacom, Inc. - Class B	3,820	128,963
		319,816

Metals & Mining - 0.79%
Vale SA - ADR	9,611	142,627

Multiline Retail - 8.60%
Dillard’s, Inc. - Class A	1,461	111,533
Dollar General Corp.	2,572	281,120
Dollar Tree, Inc. (a)	2,291	186,831
Kohl’s Corp.	2,414	179,964
Macy’s, Inc.	4,787	166,252
Nordstrom, Inc.	3,503	209,514
Target Corp.	4,776	421,291
		1,556,505

Paper & Forest Products - 1.70%
Boise Cascade Co.	3,159	116,251
Louisiana-Pacific Corp.	7,209	190,967
		307,218

Professional Services - 5.77%
ASGN, Inc. (a)	2,624	207,112
Insperity, Inc.	2,056	242,505
Korn/Ferry International	2,840	139,842
Robert Half International, Inc.	3,071	216,137
TriNet Group, Inc. (a)	2,817	158,654
TrueBlue, Inc. (a)	3,124	81,380
		1,045,630

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	65

Leuthold Select Industries Fund

Schedule of Investments (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 99.91% (continued)

Road & Rail - 7.06%
Canadian National Railway Co. (b)	1,499	$134,610
Canadian Pacific Railway, Ltd. (b)	861	182,480
CSX Corp.	2,504	185,421
Genesee & Wyoming, Inc. - Class A (a)	1,615	146,949
Kansas City Southern	1,453	164,596
Norfolk Southern Corp.	1,057	190,789
Union Pacific Corp.	1,111	180,904
Werner Enterprises, Inc.	2,645	93,501
		1,279,250

Semiconductors & Semiconductor Equipment - 8.16%
Applied Materials, Inc.	5,034	194,564
Intel Corp.	2,149	101,626
KLA-Tencor Corp.	1,038	105,575
Kulicke & Soffa Industries, Inc. (b)	2,811	67,014
Lam Research Corp.	1,831	277,762
Micron Technology, Inc. (a)	2,812	127,187
MKS Instruments, Inc.	1,913	153,327
SolarEdge Technologies, Inc. (a)(b)	2,978	112,122
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	2,593	114,507
Teradyne, Inc.	6,064	224,247
		1,477,931

Specialty Retail - 6.70%
Aaron’s, Inc.	3,283	178,792
AutoZone, Inc. (a)	152	117,906
Dick’s Sporting Goods, Inc.	3,161	112,152
Group 1 Automotive, Inc.	1,265	82,099
The Home Depot, Inc.	672	139,205
Lowe’s Companies, Inc.	2,257	259,149
Penske Automotive Group, Inc.	2,126	100,751
Williams-Sonoma, Inc.	3,396	223,185
		1,213,239
TOTAL COMMON STOCKS (Cost $14,331,246)		$18,094,589

SHORT-TERM INVESTMENTS - 0.29%

Money Market Funds - 0.29%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.920% (c)	52,883	$52,883

TOTAL SHORT-TERM INVESTMENTS (Cost $52,883)		$52,883

Total Investments (Cost $14,384,129) - 100.20%		$18,147,472
Liabilities in Excess of Other Assets - (0.20)%		(35,540)
TOTAL NET ASSETS - 100.00%		$18,111,932

Percentages are stated as a percent of net assets.
ADR  American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

66	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund

Schedule of Investments
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 96.33%

Chemicals - 4.26%
Denka Co., Ltd. (b)	1,400	$48,799
Lotte Chemical Corp. (b)	322	80,696
LyondellBasell Industries NV - Class A (b)	1,339	137,261
Tosoh Corp. (b)	7,000	107,814
Trinseo SA (b)	891	69,765
		444,335

Communications Equipment - 4.39%
Arcadyan Technology Corp. (b)	26,000	46,210
ARRIS International PLC (a)(b)	3,024	78,594
Ciena Corp. (a)	3,194	99,780
CommScope Holding Co., Inc. (a)	2,659	81,791
EchoStar Corp. - Class A (a)	1,564	72,523
Sangsangin Co., Ltd. (a)(b)	2,031	37,931
Taihan Fiberoptics Co., Ltd. (a)(b)	6,843	42,054
		458,883

Consumer Finance - 3.48%
Ally Financial, Inc.	3,059	80,910
Encore Capital Group, Inc. (a)	1,354	48,541
Hitachi Capital Corp. (b)	1,800	50,101
Krungthai Card PLC - NVDR	47,600	53,036
Nelnet, Inc. - Class A	892	50,996
Santander Consumer USA Holdings, Inc.	3,973	79,619
		363,203

Health Care Equipment & Supplies - 5.38%
CONMED Corp.	820	64,960
Danaher Corp.	878	95,404
Hill-Rom Holdings, Inc.	640	60,416
Integer Holdings Corp. (a)	834	69,180
Koninklijke Philips NV - NYRS	2,135	97,164
Shandong Weigao Group Medical Polymer Co., Ltd. (b)	80,000	78,945
Smith & Nephew PLC - ADR	2,572	95,396
		561,465

Health Care Providers & Services - 15.65%
Acadia Healthcare Co., Inc. (a)	1,988	69,978
Aetna, Inc.	541	109,742
Alfresa Holdings Corp. (b)	3,900	104,465
AmerisourceBergen Corp.	906	83,551
AMN Healthcare Services, Inc. (a)	1,528	83,581
Anthem, Inc.	576	157,853
Centene Corp. (a)	1,119	162,009
Cigna Corp.	589	122,659
Express Scripts Holding Co. (a)	1,411	134,059
HCA Healthcare, Inc.	1,198	166,666
Korian SA (b)	1,605	58,449
Laboratory Corp. of America Holdings (a)	502	87,187
Medipal Holdings Corp. (b)	4,300	89,835
Select Medical Holdings Corp. (a)	3,977	73,177
Universal Health Services, Inc. - Class B	1,021	130,525
		1,633,736

Household Durables - 5.32%
Barratt Developments PLC (b)	8,686	64,146
Bellway PLC (b)	1,821	71,469
Haseko Corp. (b)	5,900	76,629
Lennar Corp. - Class A	1,722	80,400
MDC Holdings, Inc.	2,181	64,514
Meritage Homes Corp. (a)	1,630	65,037
Redrow PLC (b)	9,227	70,130
TRI Pointe Group, Inc. (a)	5,125	63,550
		555,875

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	67

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 96.33% (continued)

Insurance - 5.18%
Dai-ichi Life Holdings, Inc. (b)	4,100	$85,466
Legal & General Group PLC (b)	21,687	74,035
Lincoln National Corp.	689	46,618
Medibank Pvt, Ltd. (b)	25,874	54,406
Old Mutual, Ltd. (b)	17,516	36,977
Ping An Insurance Group Co. of China, Ltd. (b)	12,000	121,562
Prudential Financial, Inc.	619	62,717
Unum Group	1,509	58,957
		540,738

IT Services - 11.96%
Accenture PLC - Class A (b)	617	105,013
Alliance Data Systems Corp.	325	76,752
Bechtle AG (b)	580	58,878
CACI International, Inc. - Class A (a)	408	75,133
Computershare, Ltd. (b)	3,700	53,285
CSG Systems International, Inc.	1,198	48,088
DXC Technology Co.	1,169	109,325
Fidelity National Information Services, Inc.	715	77,985
FleetCor Technologies, Inc. (a)	350	79,744
Genpact, Ltd.	2,545	77,902
ManTech International Corp. - Class A	881	55,767
MAXIMUS, Inc.	805	52,373
NET One Systems Co., Ltd. (b)	4,500	108,036
NS Solutions Corp. (b)	2,000	64,575
Sabre Corp.	1,969	51,352
TIS, Inc. (b)	1,100	54,986
Travelport Worldwide, Ltd. (b)	2,788	47,034
Wipro, Ltd. - ADR	10,106	52,652
		1,248,880

Metals & Mining - 3.37%
APERAM SA (b)	1,081	49,450
BlueScope Steel, Ltd. (b)	9,415	115,473
Evraz PLC (b)	6,668	49,080
Reliance Steel & Aluminum Co.	494	42,133
United States Steel Corp.	1,338	40,782
Voestalpine AG (b)	1,199	54,770
		351,688

Multiline Retail - 1.40%
Dillard’s, Inc. - Class A	861	65,729
Kohl’s Corp.	1,074	80,066
		145,795

Oil, Gas & Consumable Fuels - 17.64%
Adaro Energy Tbk PT (b)	356,400	43,853
Antero Resources Corp. (a)	2,716	48,100
Beach Energy, Ltd. (b)	38,831	60,117
Cenovus Energy, Inc. (b)	5,599	56,158
Chesapeake Energy Corp. (a)	11,690	52,488
CNX Resources Corp. (a)	3,177	45,463
CVR Refining LP	2,469	48,639
DNO ASA (b)	26,279	54,188
Ecopetrol SA - ADR	2,913	78,447
Eni SpA - ADR	1,630	61,386
Equinor ASA - ADR	2,509	70,754
Exxon Mobil Corp.	1,008	85,700
Formosa Petrochemical Corp. (b)	18,000	87,250
Galp Energia SGPS SA (b)	2,681	53,158
HollyFrontier Corp.	1,416	98,979
Idemitsu Kosan Co., Ltd. (b)	1,300	68,828
JXTG Holdings, Inc. (b)	10,600	80,176
Laredo Petroleum, Inc. (a)	5,359	43,783
Marathon Petroleum Corp.	909	72,693
MOL Hungarian Oil & Gas PLC (b)	4,613	49,686
PBF Energy, Inc. - Class A	1,740	86,843

68	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 96.33% (continued)

Oil, Gas & Consumable Fuels - 17.64% (continued)
Peabody Energy Corp.	1,806	$64,366
Peyto Exploration & Development Corp. (b)	6,001	51,710
PTT PCL - NVDR	34,400	57,750
Repsol SA (b)	3,246	64,619
Southwestern Energy Co. (a)	11,203	57,247
Thai Oil PCL - NVDR	14,300	39,155
Whitehaven Coal, Ltd. (b)	21,300	83,627
Yanzhou Coal Mining Co., Ltd. (b)	66,000	76,312
		1,841,475

Paper & Forest Products - 6.95%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	116,000	2,223
Domtar Corp.	1,291	67,351
Fibria Celulose SA - ADR	3,506	64,966
Lee & Man Paper Manufacturing, Ltd. (b)	49,000	45,372
Louisiana-Pacific Corp.	3,212	85,086
Norbord, Inc. (b)	1,431	47,418
Sappi, Ltd. (b)	12,140	76,158
Stora Enso OYJ (b)	6,361	121,470
Suzano Papel e Celulose SA (b)	3,900	46,344
UPM-Kymmene OYJ (b)	1,691	66,319
West Fraser Timber Co., Ltd. (b)	1,801	102,498
		725,205
Semiconductors & Semiconductor Equipment - 7.39%
Applied Materials, Inc.	1,563	60,410
Dongbu HiTek Co., Ltd. (b)	3,761	53,642
Intel Corp.	1,791	84,696
Lam Research Corp.	453	68,720
Micron Technology, Inc. (a)	3,247	146,862
ON Semiconductor Corp. (a)	3,952	72,835
SCREEN Holdings Co., Ltd. (b)	800	47,041
Sino-American Silicon Products, Inc. (b)	19,000	48,728
STMicroelectronics NV - NYRS	3,517	64,502
SUMCO Corp. (b)	4,900	71,381
UniTest, Inc. (b)	3,762	52,823
		771,640

Wireless Telecommunication Services - 3.96%
KDDI Corp. (b)	4,700	129,658
Rogers Communications, Inc. - Class B (b)	1,631	83,883
Softbank Group Corp. (b)	2,000	199,799
		413,340
TOTAL COMMON STOCKS (Cost $9,209,082)		$10,056,258

INVESTMENT COMPANIES - 3.04%

Exchange Traded Funds - 3.04%
iShares Core MSCI EAFE ETF	1,938	$124,187
iShares Core MSCI Emerging Markets ETF	585	30,291
SPDR S&P 500 ETF Trust	561	163,094
TOTAL INVESTMENT COMPANIES (Cost $312,097)		$317,572

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	69

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2018

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 0.45%

Money Market Funds - 0.45%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.920% (c)	46,846	$46,846
TOTAL SHORT-TERM INVESTMENTS (Cost $46,846)		$46,846

Total Investments (Cost $9,568,025) - 99.82%		$10,420,676

Other Assets in Excess of Liabilities - 0.18%		19,081

TOTAL NET ASSETS - 100.00%		$10,439,757

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
NYRS	New York Registry Shares
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2018.
(d)	Illiquid security. The fair value of these securities total $2,223 which represents 0.02% of total net assets.
(e)
The security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. and is deemed a Level 3 security as it is valued using significant unobservable inputs.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

70	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund

Schedule of Investments (continued)
September 30, 2018

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE
Australian Dollar	$366,906	3.52%
Brazilian Real	46,344	0.44
British Pound	365,837	3.51
Canadian Dollar	285,508	2.74
Euro	527,114	5.06
Hong Kong Dollar	324,414	3.11
Hungarian Forint	49,686	0.48
Indonesian Rupiah	43,853	0.42
Japanese Yen	1,387,588	13.32
New Taiwan Dollar	182,189	1.75
Norwegian Krone	54,188	0.52
South African Rand	76,158	0.73
South Korea Won	267,145	2.56
Thai Baht	149,941	1.44
US Dollar	6,293,805	60.40
Total Investments	$10,420,676	100.00%

	Fair Value	Percentage of Total Investments
PORTFOLIO DIVERSIFICATION
Australia	$366,906	3.52%
Austria	54,770	0.53
Brazil	111,310	1.07
Canada	341,666	3.28
China	279,042	2.68
Colombia	78,447	0.75
Finland	187,790	1.80
France	58,449	0.56
Germany	58,878	0.56
Hong Kong	45,372	0.44
Hungary	49,686	0.48
India	52,652	0.50
Indonesia	43,853	0.42
Ireland	105,013	1.01
Italy	61,386	0.59
Japan	1,387,588	13.32
Luxembourg	49,450	0.47
Netherlands	97,164	0.93
Norway	124,942	1.20
Portugal	53,158	0.51
Russia	49,080	0.47
South Africa	113,136	1.09
South Korea	267,145	2.56
Spain	64,619	0.62
Switzerland	64,502	0.62
Taiwan	182,189	1.75
Thailand	149,941	1.44
United Kingdom	422,209	4.05
United States	5,500,333	52.78
Total Investments	$10,420,676	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	71

Grizzly Short Fund

Schedule of Investments
September 30, 2018

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 82.71%

Money Market Funds - 82.71%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.920% (a)(b)	81,840,809	$81,840,809
TOTAL SHORT-TERM INVESTMENTS (Cost $81,840,809)		$81,840,809

Total Investments (Cost $81,840,809) - 82.71%		$81,840,809

Other Assets in Excess of Liabilities - 17.29%		17,107,948

TOTAL NET ASSETS - 100.00%		$98,948,757

Percentages are stated as a percent of net assets.
(a)	The rate quoted is the annualized seven-day yield as of September 30, 2018.
(b)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

72	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund

Schedule of Securities Sold Short - (a)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 95.96%

Aerospace & Defense - 1.44%
Aerojet Rocketdyne Holdings, Inc.	27,418	$931,938
Mercury Systems, Inc.	8,879	491,186
		1,423,124

Automobiles - 2.81%
Ferrari NV (b)	11,332	1,551,464
Tesla, Inc.	4,634	1,226,944
		2,778,408

Banks - 6.38%
First Republic Bank	15,350	1,473,600
HDFC Bank, Ltd. - ADR	16,412	1,544,369
ICICI Bank, Ltd. - ADR	149,266	1,267,269
South State Corp.	6,758	554,156
Sterling Bancorp	67,194	1,478,268
		6,317,662

Beverages - 5.19%
Anheuser-Busch InBev SA/NV - ADR	14,771	1,293,496
The Coca-Cola Co.	37,362	1,725,751
MGP Ingredients, Inc.	6,221	491,335
National Beverage Corp.	13,902	1,621,251
		5,131,833

Biotechnology - 1.49%
Incyte Corp.	21,336	1,473,891

Building Products - 0.82%
American Woodmark Corp.	10,330	810,388

Capital Markets - 1.70%
MarketAxess Holdings, Inc.	7,241	1,292,446
WisdomTree Investments, Inc.	45,858	388,876
		1,681,322

Chemicals - 5.53%
DowDuPont, Inc.	15,833	1,018,220
GCP Applied Technologies, Inc.	32,825	871,504
International Flavors & Fragrances, Inc.	10,601	1,474,811
The Scotts Miracle-Gro Co.	18,054	1,421,391
Tronox, Ltd. - Class A (b)	57,346	685,285
		5,471,211

Commercial Services & Supplies - 3.45%
ABM Industries, Inc.	13,999	451,468
The Brink’s Co.	19,019	1,326,575
Healthcare Services Group, Inc.	28,577	1,160,798
Ritchie Bros Auctioneers, Inc. (b)	13,215	477,458
		3,416,299

Communications Equipment - 2.72%
Finisar Corp.	73,944	1,408,633
Viavi Solutions, Inc.	113,052	1,282,010
		2,690,643

Construction & Engineering - 0.50%
Granite Construction, Inc.	10,730	490,361

Construction Materials - 1.38%
Vulcan Materials Co.	12,261	1,363,423

Containers & Packaging - 1.77%
Ball Corp.	39,872	1,753,969

Electronic Equipment, Instruments & Components - 1.56%
Cognex Corp.	27,611	1,541,246

Energy Equipment & Services - 5.97%
Baker Hughes, a GE Co.	47,692	1,613,420
Halliburton Co.	33,307	1,349,933
National Oilwell Varco, Inc.	32,631	1,405,743
Oceaneering International, Inc.	55,898	1,542,785
		5,911,881

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	73

Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 95.96% (continued)

Health Care Equipment & Supplies - 0.94%
Glaukos Corp.	14,360	$931,964

Hotels, Restaurants & Leisure - 4.01%
Caesars Entertainment Corp.	125,699	1,288,415
MGM Resorts International	50,685	1,414,618
Wynn Resorts, Ltd.	9,978	1,267,805
		3,970,838

Household Durables - 1.57%
iRobot Corp.	14,153	1,555,698

Insurance - 7.97%
American International Group, Inc.	28,190	1,500,836
Arch Capital Group, Ltd. (b)	54,161	1,614,539
Fidelity National Financial, Inc.	41,127	1,618,348
Marsh & McLennan Companies, Inc.	21,143	1,748,949
Willis Towers Watson PLC (b)	9,944	1,401,507
		7,884,179

Internet & Direct Marketing Retail - 4.96%
Ctrip.com International, Ltd. - ADR	33,500	1,245,195
Expedia Group, Inc.	11,022	1,438,151
MakeMyTrip, Ltd. (b)	15,736	431,953
Wayfair, Inc. - Class A	12,164	1,796,258
		4,911,557

Internet Software & Services - 3.85%
2U, Inc.	19,135	1,438,761
Hortonworks, Inc.	46,051	1,050,423
LogMeIn, Inc.	14,771	1,316,096
		3,805,280

Machinery - 4.16%
Actuant Corp. - Class A	17,474	487,525
Colfax Corp.	16,798	605,736
Flowserve Corp.	27,005	1,476,903
The Toro Co.	25,777	1,545,847
		4,116,011

Media - 0.47%
Meredith Corp.	9,178	468,537

Metals & Mining - 2.95%
Agnico Eagle Mines, Ltd. (b)	39,100	1,337,220
Barrick Gold Corp. (b)	142,690	1,581,005
		2,918,225

Multi-Utilities - 3.11%
NiSource, Inc.	64,684	1,611,925
Sempra Energy	12,840	1,460,550
		3,072,475

Pharmaceuticals - 3.32%
Amneal Pharmaceuticals, Inc.	61,015	1,353,923
AstraZeneca PLC - ADR	48,851	1,933,034
		3,286,957

Real Estate Investment Trusts (REITs) - 4.30%
CyrusOne, Inc.	26,453	1,677,120
Equinix, Inc.	3,316	1,435,463
Healthcare Realty Trust, Inc.	38,907	1,138,419
		4,251,002

Semiconductors & Semiconductor Equipment - 0.51%
Inphi Corp.	13,368	507,717

74	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2018

	Shares	Fair Value
COMMON STOCKS - 95.96% (continued)

Software - 11.13%
Autodesk, Inc.	10,813	$1,688,017
Guidewire Software, Inc.	15,132	1,528,483
Pegasystems, Inc.	17,378	1,087,863
RealPage, Inc.	18,633	1,227,915
Snap, Inc. - Class A	98,087	831,778
Symantec Corp.	59,953	1,275,800
The Ultimate Software Group, Inc.	5,310	1,710,829
Workday, Inc. - Class A	11,392	1,663,004
		11,013,689
TOTAL COMMON STOCKS (Proceeds $98,232,054)		$94,949,790

TOTAL SECURITIES SOLD SHORT (Proceeds $98,232,054) - 95.96%		$94,949,790

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2018 Annual Report	75

76	The Leuthold Funds - 2018 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Notes to the Financial Statements

1.	ORGANIZATIONAND SIGNIFICANT ACCOUNTING POLICIES
Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended. In addition, the Funds are considered investment companies under, and follow the accounting and reporting guidance in, Accounting Standards Codification Topic 946 – Investment Companies. Leuthold Weeden Capital Management is the investment adviser (the “Adviser”).  The Company consists of five series (each series a “Fund” and collectively the “Funds”):

Fund	Investment Objective	Inception – Retail Share Class	Inception – Institutional Share Class
Leuthold Core Investment Fund	Seeks total return consistent with prudent investment risk over the long-term	11/20/1995	1/31/2006

Leuthold Global Fund	Seeks total return consistent with prudent investment risk over the long-term	7/1/2008	4/30/2008

Leuthold Select Industries Fund	Capital appreciation	6/19/2000	n/a

Leuthold Global Industries Fund	Seeks capital appreciation and dividend income	5/17/2010	5/17/2010

Grizzly Short Fund	Capital appreciation	6/19/2000	n/a

All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes.  Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

During the year ended September 30, 2018, shares of the Grizzly Short Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to reduce the number of shares outstanding while maintaining the Fund’s and each shareholder’s aggregate net asset value. A summary of the reverse stock split is as follows:

	Date	Rate	Value Before Reverse Split	Value After Reverse Split	Shares Outstanding Before Reverse Split	Shares Outstanding After Reverse Split
Grizzly Short Fund	05/18/2018	1:4	4.73	18.92	24,104,583	6,026,146

The following is a summary of significant accounting policies consistently followed by the Funds.

a)
Investment Valuation – Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market, and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are generally valued at the mean between the bid and the asked prices.

The Leuthold Funds - 2018 Annual Report	77

The Leuthold Funds

Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are generally valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Exchange-traded options are valued at the last reported sale price priced on the primary exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used. Non-exchange traded options are valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, the fair value shall be determined. Shares of open-end investment companies (other than shares of an exchange-traded fund traded on domestic securities exchanges or on NASDAQ) are valued at one of the following prices as determined by the Adviser: (a) the net asset value announced by such open-end investment company following the close of business on the day a Fund’s net asset value is to be calculated; (b) the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated; or (c) a value determined by the Adviser by adding to, or subtracting from, the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated, an amount equal to the Adviser’s estimate of the effect of changes in the market prices for the types of securities held by such investment company.  Other assets, including securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Board of Directors (“Directors”) pursuant to the Funds’  “Pricing and Valuation Guidelines.”

The Funds may invest in foreign securities. Foreign securities may be priced at the closing price reported on the foreign exchange on which they are principally traded. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (“NYSE”). The Directors have approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Directors. Some of the factors which may be considered by the Directors and the Funds’   Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

78	The Leuthold Funds - 2018 Annual Report

The Leuthold Funds

b)
Fair Valuation Measurements –The Funds have adopted fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments and securities sold short as of September 30, 2018:

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Biotechnology	$18,453,288	$—	$—	$18,453,288
Chemicals	—	—	6,423	6,423
Commercial Services & Supplies	17,940,381	—	—	17,940,381
Consumer Finance	15,911,553	—	—	15,911,553
Food & Staples Retailing	11,606,601	—	—	11,606,601
Health Care Providers & Services	109,185,306	—	—	109,185,306
Hotels, Restaurants & Leisure	19,003,483	—	—	19,003,483
Household Durables	21,440,966	—	—	21,440,966
IT Services	69,372,576	—	—	69,372,576
Media	8,573,097	—	—	8,573,097
Metals & Mining	3,719,038	—	—	3,719,038
Multiline Retail	40,851,355	—	—	40,851,355
Paper & Forest Products	7,987,683	—	—	7,987,683
Professional Services	27,518,060	—	—	27,518,060
Road & Rail	33,675,925	—	—	33,675,925
Semiconductors & Semiconductor Equipment	39,248,044	—	—	39,248,044
Specialty Retail	32,220,898	—	—	32,220,898
Total Common Stocks	$476,708,254	$—	$6,423	$476,714,677
Exchange Traded Funds	106,674,566	—	—	106,674,566
Corporate Bonds	—	25,729,705	—	25,729,705
United States Treasury Obligations	—	49,371,234	—	49,371,234
Foreign Government Bonds	—	31,695,518	—	31,695,518
Money Market Funds	125,227,621	—	—	125,227,621
Investments Purchased as Securities Lending Collateral*	—	—	—	106,078,956
Total Investments in Securities	$708,610,441	$106,796,457	$6,423	$921,492,277

*
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The Leuthold Funds - 2018 Annual Report	79

The Leuthold Funds

Leuthold Core Investment Fund (continued)
Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$118,227,168	$—	$—	$118,227,168
Total Securities Sold Short	$118,227,168	$—	$—	$118,227,168

The Fund did not have any transfers into Level 1, Level 2, or Level 3 during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Leuthold Core Investment Fund	Investment in Securities at Fair Value
Balance as of September 30, 2017	$6,437
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(14	)*
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—
Balance as of September 30, 2018	$6,423	(1)
Change in net unrealized depreciation during the period for Level 3 investments held at September 30, 2018:	$(14)

*	Unrealized depreciation is due to a change in foreign currency exchange rate.
(1)
The security (China Lumena New Materials Corp.) is classified as a Level 3 security due to a halt in trading of the security on March 25, 2014.  The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price.  The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of Hong Kong Dollar 1.25.  Significant changes in the discount rate may result in a change in fair value measurement.  For the duration of the period, the discount was 95%.

Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$1,021,315	$1,244,729	$—	$2,266,044
Communications Equipment	1,636,464	613,895	—	2,250,359
Consumer Finance	1,261,624	494,744	—	1,756,368
Health Care Equipment & Supplies	2,376,088	378,936	—	2,755,024
Health Care Providers & Services	6,706,709	1,228,314	—	7,935,023
Household Durables	1,342,194	1,383,834	—	2,726,028
Insurance	823,972	1,825,292	—	2,649,264
IT Services	4,457,163	1,626,464	—	6,083,627
Metals & Mining	413,676	1,324,161	—	1,737,837
Multiline Retail	713,003	—	—	713,003
Oil, Gas & Consumable Fuels	4,970,303	3,980,682	—	8,950,985
Paper & Forest Products	2,033,133	1,531,072	47,596	3,611,801
Semiconductors & Semiconductor Equipment	2,434,442	1,315,298	—	3,749,740
Wireless Telecommunication Services	391,128	1,624,546	—	2,015,674
Total Common Stocks	30,581,214	18,571,967	47,596	49,200,777

80	The Leuthold Funds - 2018 Annual Report

The Leuthold Funds

Leuthold Global Fund (continued)
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	8,890,060	—	—	8,890,060
Corporate Bonds	—	1,977,371	—	1,977,371
United States Treasury Obligations	—	4,821,272	—	4,821,272
Foreign Government Bonds	—	4,269,867	—	4,269,867
Money Market Funds	11,035,551	—	—	11,035,551
Investments Purchased as Securities Lending Collateral*	—	—	—	12,218,224
Total Investments in Securities	$50,506,825	$29,640,477	$47,596	$92,413,122

*
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$5,974,219	$—	$—	$5,974,219
Exchange-Traded Funds	5,919,339	—	—	5,919,339
Total Securities Sold Short	$11,893,558	$—	$—	$11,893,558

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.  The following is summary of transfers for the year ended September 30, 2018:

Total Investments	Level 1	Level 2	Level 3
Transfers into:	$—	$344,159	$—
Transfers out of:	(344,159)	—	—
Net Transfers into and/or out of:	$(344,159)	$344,159	$—

The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

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The Leuthold Funds

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Leuthold Global Investment Fund	Investment in Securities at Fair Value
Balance as of September 30, 2017	$47,698
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(102	)*
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—
Balance as of September 30, 2018	$47,596	(1)
Change in net unrealized depreciation during the period for Level 3 investments held at September 30, 2018:	$(102)

*	Unrealized depreciation is due to a change in foreign currency exchange rate.
(1)
The security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011.  The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of Hong Kong Dollar 2.95.  Significant changes in the discount rate may result in a change in fair value measurement.  For the duration of the period the discount was 95%.

Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$18,094,589	$—	$—	$18,094,589
Money Market Funds	52,883	—	—	52,883
Total Investments in Securities	$18,147,472	$—	$—	$18,147,472

The Fund did not invest in any Level 3 securities or have any transfers into or out of Level 1 or Level 2 during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Leuthold Global Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$207,026	$237,309	$—	$444,335
Communications Equipment	332,688	126,195	—	458,883
Consumer Finance	260,066	103,137	—	363,203
Health Care Equipment & Supplies	482,520	78,945	—	561,465
Health Care Providers & Services	1,380,987	252,749	—	1,633,736
Household Durables	273,501	282,374	—	555,875
Insurance	168,292	372,446	—	540,738
IT Services	909,120	339,760	—	1,248,880
Metals & Mining	82,915	268,773	—	351,688
Multiline Retail	145,795	—	—	145,795
Oil, Gas & Consumable Fuels	1,022,756	818,719	—	1,841,475
Paper & Forest Products	413,663	309,319	2,223	725,205

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Leuthold Global Industries Fund (continued)
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	498,025	273,615	—	771,640
Wireless Telecommunication Services	83,883	329,457	—	413,340
Total Common Stocks	6,261,237	3,792,798	2,223	10,056,258
Exchange Traded Funds	317,572	—	—	317,572
Money Market Funds	46,846	—	—	46,846
Total Investments in Securities	$6,625,655	$3,792,798	$2,223	$10,420,676

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. The following is a summary of transfers for the year ended September 30, 2018:

Total Investments	Level 1	Level 2	Level 3
Transfers into:	$—	$70,130	$—
Transfers out of:	(70,130)	—	—
Net Transfers into and/or out of:	$(70,130)	$70,130	$—

The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Leuthold Global Industries Investment Fund	Investment in Securities at Fair Value
Balance as of September 30, 2017	$2,227
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(4	)*
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—
Balance as of September 30, 2018	$2,223	(1)
Change in net unrealized depreciation during the period for Level 3 investments held at September 30, 2018:	$(4)

*	Unrealized depreciation is due to a change in foreign currency exchange rate.
(1)
The security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of Hong Kong Dollar 2.95. Significant changes in the discount rate may result in a change in fair value measurement. For the duration of the period the discount was 95%.

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The Leuthold Funds

Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$81,840,809	$—	$—	$81,840,809
Total Investments in Securities	$81,840,809	$—	$—	$81,840,809

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$94,949,790	$—	$—	$94,949,790
Total Securities Sold Short	$94,949,790	$—	$—	$94,949,790

The Fund did not invest in any Level 3 securities or have any transfers into or out of Level 1 or Level 2 during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

For further information regarding security characteristics, see the Schedules of Investments and Securities Sold Short.

c)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

The tax character of distributions paid during the fiscal years ended September 30, 2018 and 2017 was as follows:

Year Ended September 30, 2018
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Distributions paid from:
Ordinary Income	$2,274,796	$3,573,894	$5,625	$436,345	$—
Long-Term Capital Gain*	26,947,936	5,318,043	735,816	450,496	—
Return of Capital	—	—	—	—	—
Total Distribution Paid	$29,222,732	$8,891,937	$741,441	$886,841	$—

Year Ended September 30, 2017
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Distributions paid from:
Ordinary Income	$854,085	$395,482	$—	$154,354	$—
Long-Term Capital Gain*	3,823,839	11,393,102	—	309,089	—
Return of Capital	—	—	—	—	—
Total Distribution Paid	$4,677,924	$11,788,584	$—	$463,443	$—

*
The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or 0-percent rate, depending on the shareholder’s taxable income).

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The Leuthold Funds

At September 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Undistributed Ordinary Income	$—	$—	$—	$115,848	$—
Undistributed long-term gains	72,649,053	5,448,398	1,138,366	902,020	—
Distributable earnings	72,649,053	5,448,398	1,138,366	1,017,868	—
Capital loss carryover and late-year losses	(332,659)	(346,147)	(24,117)	—	(249,962,530)
Other accumulated gains (losses)	(4,392)	(15,423)	2	(1,754)	—
Unrealized appreciation	112,202,010	4,100,086	3,718,554	841,946	3,052,379
Total accumulated earnings (deficit)	$184,514,012	$9,186,914	$4,832,805	$1,858,060	$(246,910,151)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to partnership adjustments, securities sold short, earnings and profits distributed to shareholders on the redemption of shares, net operating losses, and expiration of capital losses.

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2018, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
Leuthold Core Investment Fund	$(12,787,623)	$12,787,623
Leuthold Global Fund	(1,432,487)	1,432,487
Leuthold Select Industries Fund	(407,076)	407,076
Leuthold Global Industries Fund	(76,463)	76,463)
Grizzly Short Fund	21,375,478	(21,375,478)

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses, whereas under prior law all capital losses were carried forward as short-term capital losses.

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The Leuthold Funds

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Expires 09/30/19	$—	$—	$—	$—	$(25,380,935)
Unlimited Short-Term	—	—	—	—	(224,310,627)

The Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund intend to defer and treat $332,659, $346,147, $24,117, and $270,968, respectively, of qualified late-year losses incurred during the fiscal year ended September 30, 2018 as arising on the first day of the fiscal year ending September 30, 2019.

As of September 30, 2018, the Funds had no tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2018, the Funds did not incur any interest or penalties.

d)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)
Basis for Consolidation for the Leuthold Core Investment Fund and Leuthold Global Fund –The Leuthold Core Investment Fund and Leuthold Global Fund may invest up to 25% of their total assets in their subsidiaries, Leuthold Core, Ltd. and Leuthold Global, Ltd. (the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly owned and controlled by the Leuthold Core Investment Fund and Leuthold Global Fund, respectively, and are therefore consolidated in the respective Funds’ financial statements herein. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiaries act as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund and Leuthold Global Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information. The Subsidiaries were liquidated in May 2018.

g)
Securities Sold Short – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for securities sold short is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the securities sold short. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities sold short. As collateral for their securities sold short, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Leuthold Core Investment Fund, Leuthold Global Fund, and Grizzly Short Fund’s collateral at broker for securities sold short is with one major security dealer.

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The Leuthold Funds

h)
Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. The Funds utilize an identified lot approach to transactions. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond. For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

i)
Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors’ fees and expenses, insurance expense, and legal fees are allocated between the Funds based on the relative net asset value of the individual Funds.

j)
Counterparty Risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the creditworthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

k)
Recent Accounting Pronouncements – In August 2018, the Securities and Exchange Commission (“SEC”) released its Final Rules that eliminates or amends disclosure requirements that are redundant or outdated in light of changes in SEC requirements, US GAAP, IFRS or changes in technology or the business environment. The Rules are effective November 5, 2018, 30 days from publication in the Federal Register.

In September 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB released an accounting standards update (ASU) 2018-13, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in this ASU are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting – Chapter 8: Notes to Financial Statements. The object and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of the ASU. Management is currently evaluating the impact, if any, of applying this provision.

l)
Subsequent Events – The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

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The Leuthold Funds

2.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments and securities sold short, for the year ended September 30, 2018 are summarized below.

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund
Purchases	$571,078,173	$63,944,318	$21,372,813	$10,898,750
Sales	676,626,840	88,198,490	19,343,222	11,424,554

There were no purchases or sales of investment securities in the Grizzly Short Fund because this Fund invests only in securities sold short.

At September 30, 2018, gross unrealized appreciation and depreciation of investments and securities sold short and cost of investments and cost of securities sold short for tax purposes were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
Tax cost of Investments	$691,063,099	$76,534,095	$14,428,918	$9,605,888	$(16,161,360)
Unrealized Appreciation	124,122,936	6,552,951	3,983,171	1,087,857	6,697,484
Unrealized Depreciation	(11,920,926)	(2,452,865)	(264,617)	(245,911)	(3,645,105)
Net unrealized appreciation	$112,202,010	$4,100,086	$3,718,554	$841,946	$3,052,379

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and passive foreign investment company transactions.

The Leuthold Core Investment Fund owned 5% or more of the voting securities of the following companies during the year ended September 30, 2018. As a result, these companies are deemed to be affiliates of the Leuthold Core Investment Fund as defined by the 1940 Act. Transactions during the period in these securities of affiliated companies were as follows:

Leuthold Core Investment Fund
		Share Activity
Security Name	Balance 09/30/17	Purchases	Sales	Balance 09/30/18	Dividend Income	Fair Value at 09/30/18	Change in Unrealized Depreciation	Realized Gain (Loss)
Invesco Currency Shares	187,794	99,217	—	287,011	$—	$24,151,976	$(569,872)	$—
Japanese Yen Trust

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The Leuthold Funds

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS
Each of the Funds has entered into an Investment Advisory Agreement (“advisory agreement”) with the Adviser. Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s average daily net assets and payable monthly, at annual rates of:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Grizzly Short Fund
0.90%	0.90%	1.00%	1.00%	1.25%

The Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on securities sold short, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund Retail Class	Leuthold Global Industries Fund Institutional Class	Grizzly Short Fund
1.25%	1.85%	1.50%	1.50%	1.25%	2.50%

Any waiver or reimbursement is subject to later adjustments to allow the Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.

Amounts subject to future recoupment as of September 30, 2018 are as follows:

Leuthold Select Industries Fund		Leuthold Global Industries Fund
Year of Expiration	Recoverable Amount	Year of Expiration	Recoverable Amount
9/30/2019	$ 29,664	9/30/2019	$ 127,058
9/30/2020	40,903	9/30/2020	122,114
9/30/2021	28,151	9/30/2021	121,088

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

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The Leuthold Funds

4.	DISTRIBUTION PLAN
The Leuthold Global Fund – Retail Class and Leuthold Global Industries Fund – Retail Class have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Funds’ shareholders, assists in the maintenance of the Funds’ shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Directors.  To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the plan.

5.	SUB-TRANSFER AGENT & SHAREHOLDER SERVICING FEE PLANS
The Funds are permitted to pay sub-transfer agent fees for various platform agreements not to exceed 0.15% of the Funds’ average daily net assets. In addition, the Retail Class shares of the Leuthold Core Investment Fund, Leuthold Select Industries Fund, and Grizzly Short Fund have adopted a Shareholder Servicing Fee Plan not to exceed 0.15% of these Funds’ Retail Class shares average daily net assets.  These fees are used to finance certain activities related to servicing and maintaining shareholder accounts. Sub-transfer agent and shareholder servicing fees incurred by the Funds are disclosed in the Statements of Operations.

6.	INDEMNIFICATIONS
The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

7.	ILLIQUID SECURITIES
Each Fund may invest up to 15% of net assets in illiquid investments. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will take into account relevant market, trading and investment specific considerations when determining whether an investment is an illiquid investment. The illiquidity status of an investment is generally evaluated monthly. The 15% limitation may include securities whose disposition would be subject to legal restrictions (“restricted securities”). Restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of restricted securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

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The Leuthold Funds

8.	LENDING PORTFOLIO SECURITIES
The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker-dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities, or equivalent collateral or provides an irrevocable letter of credit in favor of the Funds equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

As of September 30, 2018, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of Securities on Loan	Payable on Collateral Received

Leuthold Core Investment Fund	$103,836,535	$106,078,956
Leuthold Global Fund	11,900,632	12,218,224

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The Leuthold Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Leuthold Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short (as applicable), of Leuthold Funds, Inc., comprising Leuthold Core Investment Fund (consolidated), Leuthold Global Fund (consolidated), Leuthold Select Industries Fund, Leuthold Global Industries Fund, and Grizzly Short Fund (collectively, the“Funds”), as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the“financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians.  Out audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2002.

Minneapolis, Minnesota
November 21, 2018

92	The Leuthold Funds - 2018 Annual Report

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2018, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows:  Leuthold Core Investment Fund 100.00%, Leuthold Global Fund 51.68%, Leuthold Select Industries Fund 100.00%, and Leuthold Global Industries Fund 37.51%.

The percentage of dividend income distributed for the year ended September 30, 2018, designated as qualified dividends received deduction available to corporate shareholders, is as follows:  Leuthold Core Investment Fund 100.00%, Leuthold Global Fund 23.77%, Leuthold Select Industries Fund 100.00%, and Leuthold Global Industries Fund 12.24%.

The Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Leuthold Global Industries Fund designated 25.65%, 3.43%, 0.97%, and 0.09%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2018.  The Leuthold Global Fund and Leuthold Global Industries Fund designated 88.67% and 77.87%, respectively, of their ordinary distributions paid as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended September 30, 2018.

The Leuthold Funds - 2018 Annual Report	93

The Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director

Lawrence L. Horsch (1934) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	5	None

Paul M. Kelnberger (1943) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite, Director since 1995	Retired Partner of Johnson, West & Co., PLC (currently Boeckermann, Grafstrom & Mayer, LLC) Certified Public Accountants	5	None

Addison L. Piper (1946) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies and PREDEX.	5	Piper Jaffray Companies and PREDEX

94	The Leuthold Funds - 2018 Annual Report

The Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Interested Persons

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director

John C. Mueller (1968) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director President	Indefinite, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	5	None

Holly J. Weiss (1968) 150 South Fifth Streett Suite 1700 Minneapolis, MN 55402	Secretary and Treasurer	One Year Term, Secretary and Treasurer since 2009	Chief Financial Officer of the Adviser since 2011 and Controller of the Adviser from 2008 to 2011.	N/A	N/A

Roger A. Peters (1960) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One Year Term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A

Glenn R. Larson (1965) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Assistant Secretary	One Year Term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’  website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

The Leuthold Funds - 2018 Annual Report	95

The Leuthold Funds

Investment Adviser:
Leuthold Weeden Capital Management,
Minneapolis, Minnesota

Administrator, Transfer Agent,
Fund Accountant,
Shareholder Servicing Agent:
U.S. Bancorp Fund Services, LLC,
Milwaukee, Wisconsin

Custodian:
U.S. Bank, N.A.,
Milwaukee, Wisconsin

Counsel:
Foley & Lardner, LLP,
Milwaukee, Wisconsin

Independent Registered
Public Accounting Firm:
Ernst & Young LLP,
Minneapolis, Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$210,900	$206,000
Audit-Related Fees	$0	$0
Tax Fees	$15,100	$14,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	$ 0	$ 0
Registrant’s Investment Adviser	$ 0	$ 0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Leuthold Funds, Inc.

By (Signature and Title)* /s/ John Mueller
                                             John Mueller, President

Date   December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* )* /s/ John Mueller
                                                  John Mueller, President

Date   December 4, 2018

By (Signature and Title)* /s/ Holly Weiss
                                             Holly Weiss, Treasurer

Date   December 4, 2018

* Print the name and title of each signing officer under his or her signature.